File No. 2-96924

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 60

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
POST-EFFECTIVE AMENDMENT NO. 63

AMANA MUTUAL FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730

(Address of Principal Executive Offices, including ZIP Code)

Registrant's Telephone Number – (360) 734-9900

Elliot S. Cohen, Esq.

1300 N. State Street

Bellingham, Washington 98225-4730

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[ ] Immediately upon filing pursuant to paragraph (b) of Rule 485, or

[ ] on____________pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485, or

[ ] on____________pursuant to paragraph (a)(1) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485, or

[ X ] on January 6, 2025 pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment is the revised annual update to Amana Mutual Funds Trust's Registration Statement. It includes increased disclosures required by regulation as well as material for a new series of the Trust: Amana Real Estate Securities Fund. A filing will be submitted after the reviewing process is completed.

PART A

PROSPECTUS

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated October 8, 2024

Amana Real Estate Securities Fund

Amana Real Estate Securities Fund Investor Shares	(XXXXX)
Amana Real Estate Securities Fund Institutional Shares	(XXXXX)

Prospectus

October 8, 2024

Investments are consistent with Islamic principles.

Please read this Prospectus and keep it for future reference. It is designed to provide important information and to help investors decide if a Fund's goals match their own.

Neither the Securities and Exchange Commission nor any state securities authority has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents:

Investment Objective	7
Principal Investment Strategies	7
Principal Risks	8
Investment Information	11
Investment Adviser	11
Fund Share Pricing	11
Purchase and Sale of Fund Shares	12
Distributions	14
Purchase and Sale of Fund Shares Through Financial Intermediaries	14
Frequent Trading Policy	14
Tax Consequences	14
Distribution Arrangements	15
Financial Highlights	16

2

Amana Real Estate Securities Fund

Investment Objective

Total return through a combination of capital appreciation and current income, consistent with Islamic principles.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Real Estate Securities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Real Estate Securities Fund	Investor Shares	Institutional Shares
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	None
Other Expenses[1]	0.29%	0.29%
Total Annual Fund Operating Expenses	1.04%	0.79%
Fee Waiver and Expense Reimbursement[2]	(0.04%)	None
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.00%	0.79%

[1]	The “Other Expenses” are based on estimated amounts for the current fiscal year.
[2]	The Adviser has committed through ________, 2025, to reimburse expenses to the extent necessary to ensure that the Fund’s net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the net operating expense ratio of 1.00%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

Example

This Example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor's expenses would be:

	1 Year	3 Years
Investor Shares	$102	$318
Institutional Shares	$81	$252

Portfolio Turnover

The Real Estate Securities Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect your after-tax returns. Since the Fund commenced operations on [Date], it has no turnover rate to report.

Principal Investment Strategies

Under normal circumstances, the Real Estate Securities Fund invests at least 80% of the value of its assets in securities and instruments of real estate-related companies, and in Islamic income-producing investments that are linked to real estate or real estate related assets or projects. Up to 25% of the Fund’s total net assets can be invested in a wholly-owned and controlled subsidiary (the “Subsidiary”) that also invests in Islamic income-producing investments that are linked to real estate or real-estate related assets or projects.

The Fund invests in common stocks, preferred stock, depositary receipts, rights and warrants and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities, such as foreign entities that have REIT characteristics and real estate operating companies (“REOCs”). As described in more detail below, real estate-related companies or assets may include those of firms in the real estate industry or real estate-related industries. The Fund also invests in real-estate related sukuk and murabaha, which are Islamic income-producing investments that are linked to real estate or real-estate related assets or projects. The Islamic income-producing investments in which the Fund invests are structured to finance assets or activities of real-estate related companies or are tied to real estate or real-estate related industries such as, but not limited to, the development and operation of office buildings, storage facilities and other real estate holdings. The Fund may invest in non-U.S. real estate-related companies and in non-U.S. Islamic income-producing investments.

The Islamic income-producing investments in which the Fund invests are [primarily] notes and certificates issued for payment by foreign governments, their agencies, and financial institutions in transactions structured to be in accordance with Islamic principles. Examples of these notes and certificates include (a) sukuk, which link the returns and cash flows of financing to the assets purchased, or the returns generated from an asset purchased, (b) murabaha, which involves a purchase and sale contract. The assets tied to sukuk and murabaha in which the Fund will invest will be real estate or real estate-related assets. Unlike an investment in a bond that represents a promise to pay interest, these investments involve the sharing of profits and losses in the assets or projects financed by the Fund’s investment in the notes and certificates.

3

Amana Real Estate Securities Fund

As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The Fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the Fund’s investment objective and its policy on industry concentration.

Real estate-related industries are comprised of companies that, in the opinion of the portfolio managers, at the time of investment, generally (i) derive at least 50% of their revenue from the ownership, construction, financing, management, operation, sales or development of, or extraction of resources from, real estate, or from businesses which have a clear relationship to these activities; (ii) have at least 50% of their assets in real estate; or (iii) have more than 50% of their net asset value accounted for by real estate. Real estate-related companies also include companies within the real estate sector, as classified under an industry classification scheme including, but not limited to, the Global Industry Classification Standard.

The Fund diversifies its investments across real estate-related companies and geographies. The Fund may also invest in smaller and less seasoned companies.

The Fund seeks companies demonstrating both Islamic and sustainable characteristics. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. To the extent prohibited by Islamic investment principles the Real Estate Securities Fund does not invest in issuers whose business involves alcoholic beverages, pornography, insurance, gambling, pork products, and interest-based banks or finance associations. The Fund’s adviser (Saturna Capital Corporation) considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, and financially strong, with robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to herein as “Sustainability”). The Fund’s adviser employs a sustainable rating system to select equity securities based on its own, as well as third-party, data to identify issuers believed to present low sustainability risks. The Fund’s adviser also uses negative screening to exclude security issuers primarily engaged in higher sustainability risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and fossil fuel extraction.

The Subsidiary’s principal investment strategy and principal risks of investing are identical to those of the Fund, and the Subsidiary invests principally in sukuk and murabaha that are linked to real estate or real-estate related assets or projects, as described above. The Fund’s investment in the Subsidiary may not exceed 25% of the value of its total net assets at the end of each quarter of its taxable year. The Subsidiary, on a consolidated basis, is also subject to the same requirements relating to liquidity, and the timing and method of valuation of portfolio investments described elsewhere in this Prospectus and in the Statement of Additional Information. The Fund is the sole shareowner of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

Principal Risks of Investing

Investing in securities entails both market risks and risk of price variation in individual securities. Islamic principles restrict a Fund’s ability to invest in certain securities and market sectors, such as financial companies and conventional fixed-income securities. This may limit investment opportunities and may adversely affect the Fund’s performance.

Real Estate Securities risk: The real estate sector contains companies operating in real estate development and operations, as well as companies related to the real estate sector, including REITs. Investments in securities of these companies are subject to the risks associated with fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost, and terms of real estate financing; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political, or regulatory occurrences, including the impact of changes in environmental laws. In addition, a REIT could fail to qualify for tax-free pass-through of its income or fail to maintain its exemption from registration under the Investment Company Act of 1940, which could produce adverse economic consequences for the REIT and its investors, including the Fund. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income. The real estate sector is particularly sensitive to economic downturns and changes to interest rates. The ability to trade companies operating in real estate development and operations in the secondary market can be more limited compared to other equity investments, and certain REITs and REIT-like entities have relatively small market capitalizations, which can increase the volatility of the market price for their securities.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Market Risk: The market value of securities will fluctuate, sometimes significantly and unpredictably. The securities markets are also susceptible to data imprecision, technology malfunctions, operational errors, and similar factors that may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Changes in value may be temporary or may last for extended periods. A slow-growing economy, or an inflationary or a recessionary environment, may adversely impact securities markets and prices of securities in which the Funds invest. Economies and financial markets throughout the world are becoming increasingly interconnected. Local, regional, or global events such as civil disobedience, insurrection, war, acts of terrorism, the spread of infectious disease or other public health issues, or other events could have a significant impact on the Funds and their investments. As a result, events or conditions that impact the economies or securities markets may adversely impact the Funds even if they are not invested primarily in those economies or markets.

4

Amana Real Estate Securities Fund

Investment Strategy Risk: Islamic principles restrict the Fund’s ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities. The adviser (Saturna Capital Corporation) believes that Islamic and sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the investable universe, which may limit investment opportunities and adversely affect the Fund’s performance. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

Foreign investing risk: The Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgment of the Adviser, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Sukuk and Murabaha risk: Sukuk and murabaha are specifically structured to adhere to Islamic investment principles, but also must be engineered to be economically feasible in order to attract investment. Sukuk and murabaha structures may be significantly more complicated than conventional bonds and often include a series of entities created specifically to support the sukuk structure. In addition, sukuk and murabaha are largely created in or otherwise subject to the risks of foreign investing. The structural complexity of sukuk and murabaha, along with the weak infrastructure of the sukuk and murabaha market, increases risks of investing in sukuk and murabaha, including operational, legal, and investment risks. In addition, adherence to Islamic investment principles increases the risk of loss in the event of a default. As compared to rights of conventional bondholders, holders of sukuk and murabaha may have limited ability to pursue legal recourse to enforce the terms of the sukuk or murabaha or to restructure the sukuk or murabaha in order to seek recovery of principal. Sukuk and murabaha are also subject to the risk that issuers or Islamic scholars may deem certain sukuk or murabaha as not meeting Islamic investment principles subsequent to the sukuk and murabaha being issued and therefore classify the investments as noncompliant with Islamic principles.

Interest rate risk: The Fund does not invest in interest bearing investments. However, since sukuk and murabaha are Islamic fixed-income investments, the financial and economic data associated with interest bearing investments similarly affect the yields and returns on sukuk and murabaha. Changes in interest rates impact prices of fixed-income and related investments. When interest rates rise, the value of fixed-income investments (paying a lower rate of interest) generally will fall. Investments with shorter terms may have less interest rate risk, but generally have lower returns and, because of the more frequent maturity dates, may involve higher re-investment costs.

Credit risk: Corporate and sovereign issuers of the notes and certificates in which the Fund invests may not be able or willing to make payments when due, which may lead to default or restructuring of the investment. In addition, if the market perceives deterioration in the creditworthiness of an issuer, the value and liquidity of the issuer’s securities may decline.

Subsidiary investment risk: By investing in the Subsidiary, the Fund is subject to the risks associated with the Subsidiary’s investments. Those investments are similar to the investments that are permitted to be held by the Fund and are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is organized under the laws of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended. Accordingly, the Fund will not receive all of the protections offered to shareowners of registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareowners.

Tax risk: To qualify as a regulated investment company (“RIC”), the Fund must meet certain requirements concerning the source of its income. The Fund’s investment in the Subsidiary is intended to provide exposure to sukuk and other investments in a manner that is consistent with the “qualifying income” requirement applicable to RICs. Failure to qualify as a RIC could subject the Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareowners on such income when distributed as an ordinary dividend.

The Internal Revenue Service (“IRS”) has issued regulations providing that income inclusions from a RIC subsidiary such as the Subsidiary will constitute qualifying income for the RIC whether or not the income is distributed to the RIC. These regulations are consistent with the conclusions in private letter rulings the IRS had previously issued, and they remove the uncertainty that existed as a result of earlier proposed regulations providing that only distributions the subsidiary made to the RIC out of its earnings and profits for the applicable tax year would so qualify. The tax treatment of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations, and/ or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended, or otherwise affect the character, timing, and/ or amount of the Fund’s taxable income or any gains or distributions made by the Fund.

5

Amana Real Estate Securities Fund

New Fund risk: The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Performance

The Fund commenced operations on [date], accordingly there is no performance to be disclosed. Future reports will show how the Fund's average annual total returns for the required time periods compare with the MSCI ACWI Index (USD), the Fund’s primary benchmark. The Fund will also show its performance versus the S&P United States REIT Index.

A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future. Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

Investment Adviser

Saturna Capital Corporation is the Real Estate Securities Fund’s investment adviser.

Portfolio Managers

Mr. Monem A. Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, is primarily responsible for the day-to-day management of the Fund.

Mr. Levi Stewart Zurbrugg MBA, CFA®, CPA® a senior investment analyst and portfolio manager at Saturna Capital Corporation, is a deputy portfolio manager for the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase Real Estate Securities Fund Investor Shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $100 or more payable to the Amana Real Estate Securities Fund.

Real Estate Securities Fund Institutional Shares are available with a minimum investment of $100,000.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:	Amana Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755
Or Email:	investorservices@saturna.com

Telephone request

Call:	888-732-6262 or 360-734-9900

Online

Visit:	www.amanafunds.com

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

Investment Objective

The investment objective of the Amana Real Estate Securities Fund (the “Fund”), a series of the Amana Mutual Funds Trust (the “Trust”), is to seek total return through a combination of capital appreciation and current income, consistent with Islamic Principles.

There can be no guarantee that the particular investment objectives of a Fund will be realized. These investment objectives may only be changed with approval by vote of a majority of the outstanding shares of a Fund.

Principal Investment Strategies

The Real Estate Securities Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity and income producing securities and instruments of real estate-related companies. These securities may include common stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”), similar REIT-like entities, such as foreign entities that have REIT characteristics, as well as sukuk, murabaha, and other income producing securities and instruments of real estate-related companies.

A REIT is an entity dedicated to owning, and usually operating, income-producing real estate, or to financing real estate. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. Under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it generally distributes to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. A REOC is a publicly traded corporation that is engaged in real estate businesses, but that has not taken (or is not eligible for) the REIT tax election and therefore does not have a requirement to distribute any of its taxable income.

The Real Estate Securities Fund also invests in non-U.S. real estate-related companies. The Fund expects under normal market conditions to maintain investments in issuers that are economically tied to different countries throughout the world, including the United States. An investment is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity are located in the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. The Fund may, but will not principally, invest in issuers that are economically tied to emerging markets. In choosing investments for the Fund, the portfolio managers perform fundamental analysis including on a issuer’s balance sheet, valuation, strength of management, property markets and sectors, economics, and capital markets. The portfolio managers may sell a security or instrument if they believe that its future prospects have been accurately reflected in the market price or if their original investment thesis has changed, the company no longer satisfies Islamic investing principles or certain sustainability characteristics as described below.

The Fund seeks to minimize potential current income taxes paid by shareowners, where the basic strategies to be favored are (1) infrequent trading, (2) offsetting capital gains with losses, and (3) selling highest cost tax lots first.

By diversifying its investments, the Fund seeks to reduce its risk of owning only a few securities. Diversification does not assure a profit or protect against a loss.

During uncertain or adverse market or economic conditions, or the unavailability of attractive investment opportunities, the Fund may adopt a temporary defensive position. The Fund cannot invest in interest-paying instruments frequently used by other mutual funds for this purpose. When markets are unattractive or attractive investments are unavailable, the adviser chooses between continuing to follow the Fund’s investment policies or converting securities to cash or cash equivalents for temporary, defensive purposes. This choice is based on the adviser’s evaluation of market conditions and a Fund’s portfolio holdings. Temporary defensive holdings will be non-interest bearing and may, in whole or in part, not be insured by the Federal Deposit Insurance Corporation (FDIC). In the event a Fund takes such a position, it may not be able to achieve its investment objective.

The Fund may invest up to 25% of its total net assets in the Subsidiary, as measured at the end of the quarter of its taxable year. The limitation on investment in the Subsidiary is imposed by the Internal Revenue Code of 1986, as amended. The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Fund. The Fund invests in the Subsidiary in order to gain exposure to the investment returns of sukuk, murabaha and other investments within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary is, on a consolidated basis, subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to liquidity, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the Statement of Additional Information (“SAI”). The Fund is the sole shareowner of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

As a fundamental policy, the Real Estate Securities Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The Fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the Fund’s investment objective and its policy on industry concentration.

The Fund favors investing in companies trading for less than the adviser’s assessment of intrinsic value, which typically means companies with relatively low price/earning multiples, strong balance sheets, past earnings and revenue growth rates, and the expectation of increases in earnings and share price, and proven businesses. Once the Fund holds a position in a company, the Fund actively monitors market conditions, industry developments, and other factors that may affect the company or the Fund’s rationale for holding the investment. Although the Fund considers valuation when monitoring its investments, the Fund may not necessarily liquidate a position solely because of relatively high valuation. The Fund actively monitors its investment portfolio but does not engage in high turnover or speculative trading.

7

The Fund seeks companies demonstrating both Islamic and, with respect to equity securities, sustainable characteristics.

The adviser, Saturna Capital Corporation, selects investments. To ensure that investments meet the requirements of the Islamic faith, the adviser engages Amanie Advisors Sdn Bhd, a leading consultant specializing in Islamic finance.

To the extent prohibited by Islamic principles or the Adbiser’s Sustainability criteria, Saturna uses negative screening to exclude companies primarily engaged in the following activities:

•	Interest Income & Insurance	•	Pork products
•	Gambling	•	Tobacco
•	Weapons	•	Pornography
•	Alcohol	•	Fossil fuel extraction

In selecting equity securities, Saturna Capital Corporation, the Fund’s adviser, employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to have robust policies in the areas of the environment, social responsibility, and corporate governance to identify issuers believed to present low sustainability risks. Saturna’s proprietary scoring system provides an assessment of how well a company performs relative to a blend of its industry, sector, and country peers in each sustainability category. This sustainable rating system informs the fundamental analysis that the Fund’s adviser performs with respect to sustainability in the selection of sukuk and murabaha investments. In addition to material and non-financial sustainability considerations, such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices, Saturna positively screens for issuers that show management stability and diversity, low debt, strong balance sheets, high-quality operations, and a long-term focus. In addition to screening for the above businesses prohibited by Islamic principles, the Fund’s adviser uses negative screening to further exclude security issuers in the weapons and fossil fuel extraction industries.

The Amana Mutual Funds Trust is designed to provide investment alternatives that are consistent with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. Some of the businesses not permitted are alcohol, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations. The Fund does not make any investments that pay interest. The Fund is permitted to invest in sukuk and murabaha, which are income-producing investments conforming to Islamic principles.These criteria limit investment selection and income-earning opportunities more than is customary for mutual funds. Islamic principles discourage speculation, and the Fund tends to hold investments for several years.

Principal Risks

Investing in securities entails both market risks and risk of price variation in individual securities. Islamic principles restrict a Fund’s ability to invest in certain stocks and market sectors, such as financial companies and conventional fixed-income securities. This may limit investment opportunities and may adversely affect the Fund’s performance.

Real Estate Securities risk: The real estate sector contains companies operating in real estate development and operations, as well as companies related to the real estate sector, including REITs. Investments in securities of these companies are subject to the risks associated with fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost, and terms of real estate financing; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political, or regulatory occurrences, including the impact of changes in environmental laws. In addition, a REIT could fail to qualify for tax-free pass-through of its income or fail to maintain its exemption from registration under the Investment Company Act of 1940, which could produce adverse economic consequences for the REIT and its investors, including the Fund. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income. The real estate sector is particularly sensitive to economic downturns and changes to interest rates. The ability to trade companies operating in real estate development and operations in the secondary market can be more limited compared to other equity investments, and certain REITs and REIT-like entities have relatively small market capitalizations, which can increase the volatility of the market price for their securities.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Market Risk: The market value of securities will fluctuate, sometimes significantly and unpredictably. The securities markets are also susceptible to data imprecision, technology malfunctions, operational errors, and similar factors that may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Changes in value may be temporary or may last for extended periods. A slow-growing economy, or an inflationary or a recessionary environment, may adversely impact securities markets and prices of securities in which the Funds invest. Economies and financial markets throughout the world are becoming increasingly interconnected. Local, regional, or global events such as civil disobedience, insurrection, war, acts of terrorism, the spread of infectious disease or other public health issues, or other events could have a significant impact on the Funds and their investments. As a result, events or conditions that impact the economies or securities markets may adversely impact the Funds even if they are not invested primarily in those economies or markets.

Investment strategy risk: Islamic principles restrict the Fund’s ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities. The adviser (Saturna Capital Corporation) believes that Islamic and sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the investable universe, which may limit investment opportunities and adversely affect the Fund’s performance. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

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Foreign investing risk: The Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgment of the Adviser, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Developing market risk: Investing in countries of the developing world may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.

Sukuk and Murabaha risk: Sukuk and murabaha are specifically structured to adhere to Islamic investment principles, but also must be engineered to be economically feasible in order to attract investment. Sukuk and murabaha structures may be significantly more complicated than conventional bonds and often include a series of entities created specifically to support the sukuk structure. In addition, sukuk and murabaha are largely created in or otherwise subject to the risks of foreign investing. The structural complexity of sukuk and murabaha, along with the weak infrastructure of the sukuk and murabaha market, increases risks of investing in sukuk and murabaha, including operational, legal, and investment risks. In addition, adherence to Islamic investment principles increases the risk of loss in the event of a default. As compared to rights of conventional bondholders, holders of sukuk and murabaha may have limited ability to pursue legal recourse to enforce the terms of the sukuk or murabaha or to restructure the sukuk or murabaha in order to seek recovery of principal. Sukuk and murabaha are also subject to the risk that issuers or Islamic scholars may deem certain sukuk or murabaha as not meeting Islamic investment principles subsequent to the sukuk and murabaha being issued and therefore classify the investments as noncompliant with Islamic principles.

Interest rate risk: The Fund does not invest in interest bearing investments. However, the financial and economic data associated with interest bearing investments similarly affect the yields and returns on sukuk and murabaha. Changes in interest rates impact prices of fixed-income and related investments. When interest rates rise, the value of fixed-income investments (paying a lower rate of interest) generally will fall. Investments with shorter terms may have less interest rate risk, but generally have lower returns and, because of the more frequent maturity dates, may involve higher re-investment costs.

Credit risk: Corporate and sovereign issuers of the notes and certificates in which the Fund invests may not be able or willing to make payments when due, which may lead to default or restructuring of the investment. In addition, if the market perceives deterioration in the creditworthiness of an issuer, the value and liquidity of the issuer’s securities may decline.

Subsidiary investment risk: By investing in the Subsidiary, the Fund is subject to the risks associated with the Subsidiary’s investments. Those investments are similar to the investments that are permitted to be held by the Fund and are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is organized under the laws of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended. Accordingly, the Fund will not receive all of the protections offered to shareowners of registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareowners.

Tax risk: To qualify as a regulated investment company (“RIC”), the Fund must meet certain requirements concerning the source of its income. The Fund’s investment in the Subsidiary is intended to provide exposure to sukuk and other investments in a manner that is consistent with the “qualifying income” requirement applicable to RICs. Failure to qualify as a RIC could subject the Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareowners on such income when distributed as an ordinary dividend.

The Internal Revenue Service (“IRS”) has issued regulations providing that income inclusions from a RIC subsidiary such as the Subsidiary will constitute qualifying income for the RIC whether or not the income is distributed to the RIC. These regulations are consistent with the conclusions in private letter rulings the IRS had previously issued, and they remove the uncertainty that existed as a result of earlier proposed regulations providing that only distributions the subsidiary made to the RIC out of its earnings and profits for the applicable tax year would so qualify. The tax treatment of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations, and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended, or otherwise affect the character, timing, and/or amount of the Fund’s taxable income or any gains or distributions made by the Fund.

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New Fund risk: The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Active management: Despite strategies designed to achieve the Funds’ investment objectives, the value of investments will change with market conditions. Securities selected for the Funds may not perform as Saturna Capital Corporation, the Funds’ adviser, expects. Additionally, securities selected may cause the Funds to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that Saturna Capital Corporation will effectively assess the Funds’ portfolio characteristics and it is possible that its judgments regarding the Funds’ exposures may prove incorrect. In addition, actions taken to manage the Funds’ exposures, including risk, may be ineffective and/or cause the Funds to underperform.

Fundamental Investing: A fundamental investment approach uses research and analysis of a variety of factors to select securities. That research and analysis may be incorrect or, if correct, may not be reflected by the market. Fundamental analysis is inherently subject to the risk of nobody being able to identify all the relevant factors. In addition, the macro-economic factors considered by Saturna Capital Corporation, the Funds’ adviser, may be difficult to evaluate or implement. Fundamental investing is also inherently subject to differences between the prices of securities and their value as determined by a fundamental investment approach. A fundamental investment approach may cause a Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

Sustainable investing (equity securities only): Applying sustainability criteria (“Sustainability Criteria”) to the investment process may exclude or reduce exposure to securities of certain issuers which could limit the Fund’s opportunity set compared to funds that do not use Sustainability Criteria and the Fund’s performance may at times be better or worse than the performance of funds that do not use Sustainability Criteria. Sustainability Criteria data, including data obtained from third-party providers, may be incomplete, inaccurate, inconsistent, or unavailable, which could adversely affect the analysis of a particular investment. It is possible that the investments identified by Saturna Capital Corporation as being aligned with its Sustainability Criteria will not perform as expected. Saturna Capital Corporation could sell such positions at a disadvantageous time if an issuer no longer meets the Sustainability Criteria. While Saturna Capital Corporation’s views on Sustainability Criteria comport with Islamic investment principles, investors may differ in their view of Sustainability Criteria. Thus, the Fund may invest in issuers that do not reflect the views of any particular investor. The regulatory landscape with respect to Sustainability Criteria is still under development. Future regulations and/or rules adopted by applicable regulators could require the Fund to change or adjust their investment process with respect to the Sustainability Criteria.

Liquidity Program

The Fund may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program. This program is designed to provide an alternative liquidity source on days when redemptions of Fund shares exceed purchases. Under the program, ReFlow is available to provide cash to the Funds to meet all, or a portion, of daily net shareowner redemptions. ReFlow provides this cash by purchasing Institutional Shares at net asset value and ReFlow will not be subject to any investment minimum applicable to such shares. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareowner.

For use of the ReFlow service, a participating Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily “Dutch auction” among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. Such a fee is allocated among a Fund’s share classes based on relative net assets. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund.

ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies described under Purchase and Sale of Fund Shares below. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the policy described in the Frequent Trading Policy section below. The adviser believes that the program has advantages over more conventional alternatives for meeting the Funds’ liquidity needs, which typically involve selling portfolio securities and/or liquidating cash reserves. When ReFlow redeems in kind, it is anticipated that the use of the program will reduce a Fund’s realization of capital gains.

Operational Risk

An investment in an Amana Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel, and errors caused by third-party service providers. The Fund may be affected by international, US, state, or local political events, including the action or inaction of governments, their instrumentalities, or quasi-governmental organizations, which may negatively impact economic conditions and businesses’ operating environments. Future government regulation and/or intervention could also change the way in which the Fund is regulated or affect the expenses incurred directly by the Fund. Regulatory uncertainty and political or governmental action or inaction may affect the value of the Fund’s investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Other disruptive events may include, but are not limited to, natural disasters, public health events, labor shortages, supply chain interruptions, and other destabilizing events that adversely affect a Fund’s, or their service providers’ ability to conduct business. The Fund seeks to minimize such events through controls and oversight, but there may still be events or failures that could cause losses to the Fund. In addition, as the use of technology increases, the Fund may be more susceptible to operational risks through intentional and unintentional breaches in cyber security. A breach in cyber security may cause the Fund or its service providers to lose proprietary information or operational capacity or suffer data corruption. As a result, the Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. The Fund and its service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cyber security breach may cause such information to be lost, improperly accessed, used, or disclosed.

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Please refer to the Trust’s Statement of Additional Information for further details about the risks of investing in the Funds.

Investment Information

Shareowners receive an Amana Mutual Funds Trust financial report showing the investment returns, portfolios, income, and expenses of each Fund every six months. The audited financial statements of each Fund for the year ended May 31, 2023, included in the Trust’s Annual Report, are available upon request. Investors may obtain current share prices daily on financial information websites, by calling 1-888-732-6262, on electronic quotation systems, and at www.amanafunds.com. The following symbols can be used to obtain quotations and other information:

Real Estate Securities Fund

Investor Shares	XXXXX	Institutional Shares	XXXXY

This prospectus, financial reports, performance information, proxy voting records, and other useful information are also available at www.amanafunds.com. Portfolio holdings are provided each month-end online (see the Statement of Additional Information for a description of portfolio disclosure policies).

Investment Adviser

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is the Trust’s investment adviser and administrator (“adviser”). The adviser’s wholly-owned subsidiary, Saturna Brokerage Services, Inc., is the Trust’s distributor. Founded in 1989, Saturna Capital Corporation has approximately $8.4 billion in assets under management. It is also the adviser to another investment company, Saturna Investment Trust, and to separately managed accounts. The Fund will pay an advisory and administration fee of 0.80% on the first $1 billion of a Fund’s average daily net assets, 0.65% on the next $1 billion, and 0.50% on assets over $2 billion. Presently, the Amana Mutual Funds Trust exceeds $2 billion and the Fund’s advisory and administration fee is 0.50%.

A discussion regarding the basis for the Board of Trustee’s renewal of the Investment Advisory and Administrative Services Agreement between the adviser and the Fund will be available on Form N-CSR posted the Fund's website on [     ] 2025.

Mr. Monem A. Salam MBA is executive vice president, a director, and a global portfolio manager for the adviser. Since April 2020, Mr. Salam has been primarily responsible for the day-to-day management of the Income and Developing World Funds’ portfolios. From July 2018 until April 2020, and previously from 2008 to 2012, he was a deputy portfolio manager for the Income Fund. From 2017 until April 2020, was a deputy portfolio manager of the Developing World Fund. Since July 2018, and previously from 2008 to 2012, he has been a deputy portfolio manager for the Growth Fund. From 2012 to 2018, Mr. Salam was president and portfolio manager for Saturna Sdn. Bhd., Saturna Capital Corporation’s wholly-owned Malaysian subsidiary.

Mr. Levi Stewart Zurbrugg MBA, CFA®, CPA®, is a senior investment analyst and portfolio manager for the adviser. Since April 2020, he has been a deputy portfolio manager for the Developing World Fund. From 2014 to 2017, Mr. Zurbrugg served as a sector analyst for Sustainability Accounting Standards Board.

See the Statement of Additional Information for a discussion of their compensation, other accounts managed, and ownership of Amana Funds.

The Real Estate Securities Fund may invest up to 25% of its total net assets in the Subsidiary. The Subsidiary has entered into a separate investment advisory agreement with Saturna Capital Corporation. Under this agreement, Saturna Capital Corporation provides the Subsidiary with the same type of investment advisory services on substantially the same terms as Saturna Capital Corporation provides advisory services to the Fund. The Fund (not the Subsidiary) pays Saturna Capital Corporation an advisory fee as described above.

The Subsidiary also has entered into an agreement with the Fund’s service providers for the provision of administrative, accounting, transfer agency, and custody services. The Subsidiary will bear the expenses associated with these services, which are not expected to be material in relation to the value of the Fund’s assets. It is also anticipated that the Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, it is expected that the Fund’s investment in the Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund or the Subsidiary.

Fund Share Pricing

The Fund computes its daily share prices (net asset values) using market prices as of the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Fund shares are not priced on the days when New York Stock Exchange trading is closed (typically weekends and US national holidays). Securities traded on a national securities exchange and over-the-counter securities are valued at the last reported sale price on the valuation day. Securities for which there are no sales are valued at the latest bid price. Occasionally there may be days without a readily available market price for a security. When this occurs, a fair value for such security is determined in good faith under the direction of the Board of Trustees. The Board of Trustees has designated the adviser (Saturna Capital Corporation) as each Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by the adviser, subject to the Board of Trustee’s oversight. Using fair value to price a security may result in a value different from the security’s most recent closing price and from the prices used by other mutual funds to calculate their share prices.

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Foreign markets may close before the time as of which the share price is computed. Because of this, events occurring after the close of a foreign market and before the share price computation may have a material effect on foreign security prices. To account for this, the Fund uses evaluations provided by an independent pricing service for many foreign securities, including sukuk. Such evaluations are based on the foreign securities’ most recent closing market prices as of 4 p.m. Eastern time and correlations with broad market indices, sector indices, equity index futures contracts, American Depositary Receipts, and other factors. Foreign securities may trade on weekends or other days when the Fund does not price their shares. As a result, the share price may change on days when you will not be able to purchase or redeem shares.

The Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class the share price will vary among a Fund’s share classes.

Additional information about portfolio security valuation, including foreign securities, is contained in the Trust’s Statement of Additional Information (SAI).

Purchase and Sale of Fund Shares

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. For most accounts, we will ask for a photocopy of your driver’s license or other identifying documents.

You may open an account by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Fund of your choice. The initial minimum investment for the Real Estate Securities Fund Investor Shares is $100. The Funds do not accept initial orders via telephone or unaccompanied by payment.

Institutional Shares are available for purchase with an initial minimum investment of $100,000 in a Fund. A broker-dealer or other financial intermediary that maintains an account with a Fund in the intermediary’s name as nominee for the benefit of the intermediary’s clients may aggregate client orders to meet the $100,000 initial minimum investment. In addition, Institutional Shares are available for purchase without any minimum initial investment by:

●	Qualified and non-qualified employer-sponsored retirement or benefit plans, including 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and deferred compensation plans;

●	Qualified retirement or benefit plans, including IRA, ESA, and HSA plans serviced as trustee by Saturna Trust Company; and

●	Fee-based advisory programs (including mutual fund wrap programs) sponsored by financial intermediaries that provide bundled services for a fee.

The price applicable to purchases and redemptions of Fund shares is the price next computed after receipt of a purchase or redemption request in proper order. There are no sales charges or loads. The Funds may reject purchases for any reason, such as excessive trading. In addition, anti-money laundering regulations limit acceptance of third-party checks and money orders.

Shareowners may purchase additional shares of either class of shares at any time in minimum amounts of $25. Once an account is open, purchases can be made by check, by electronic funds transfer, or by wire. With prior authorization, purchase orders can be entered at www.amanafunds.com.

Shareowners may authorize the purchase or redemption of shares via electronic funds transfer (“EFT”) by completing the appropriate section of the application. The authorization must be received at least two weeks before EFT can be used. To use EFT to purchase or redeem shares, simply call 1-888-732-6262. Investors may also wire money to purchase shares, though the wiring bank typically charges a fee for this service. Please notify Saturna Capital Corporation when you are wiring money.

Each time shares are purchased or redeemed, a confirmation is mailed and/or emailed showing the details of the transaction as well as the current number and value of shares held. Share balances are computed in full and fractional shares, expressed to three decimal places.

Shareowners may request a redemption of all or part of their investment on any business day of the Funds. The Funds pay redemption proceeds in US dollars, and the amount per share received is the price next determined after receipt of a redemption request in proper order. The amount received depends on the value of the investments of that Fund on that day and may be more or less than the cost of the shares being redeemed.

If you are redeeming shares that you recently purchased by check, the Funds may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days after your check is received. If you are redeeming shares that you have recently purchased by EFT, those shares may be subject to a 60-day waiting period during which such shares may only be redeemed by EFT to the same bank account from which the funds were initially withdrawn. Such shares may not be redeemed online during the 60-day waiting period.

The Fund normally sends redemption proceeds within one day; however, if the Fund reasonably believes that a cash redemption would negatively impact the operations of the Fund or that the shareowner may be engaged in market-timing or frequent trading, the Fund reserves the right to delay payment of the redemption proceeds for up to seven calendar days. The Fund’s investment team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on market outlook, portfolio and investor transactions, and other relevant criteria. The Amana Funds do not buy or hold conventional bonds or other types of interest-bearing debt instruments and generally have higher levels of cash and liquidity than other mutual funds. Conversely, unlike many mutual funds, the Amana Funds do not maintain a bank line of credit that could be used to meet short-term liquidity needs. The Fund typically expects to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. The Fund also reserves the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances. The Fund may also use redemptions in kind for certain Fund shares held by ReFlow. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund used to compute its net asset values. The Fund would redeem in kind when the Manager or the Board of Trustees determines that it is in the best interests of a Fund’s shareowners as a whole. There can be no assurance that the Fund will be able manage liquidity successfully in all market environments. Under stressed conditions, the Fund may not pay redemption proceeds in a timely fashion.

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The Fund reserve the right to change the terms of purchasing shares and services offered.

There are several methods you may choose to redeem shares:

Written request
Write:	Amana Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755
Or Email:	investorservices@saturna.com

Telephone request
Call:	888-732-6262 or 360-734-9900

Unless Saturna is notified in advance that you do not want this privilege, you may redeem shares by telephone. For telephone requests, the Fund will endeavor to confirm that instructions are genuine. The caller must provide:

●	the name of the person making the request,

●	the name and address of the registered owner(s),

●	the account number,

●	the amount to be redeemed, and

●	the method for remittance of the proceeds.

Online
Visit:	www.amanafunds.com

To initiate transactions online, shareowners must first complete an Online Access and E-Delivery form available on www.amanafunds.com or by calling toll-free 1-800-728-8762. When accessing their account, users must provide their username and password, and possible security prompts.

You may choose one of the following options for the proceeds:

●	Redemption check (no minimum) sent to registered owner(s).

●	Federal funds wire ($5,000 minimum; requires written request).

●	Electronic Funds Transfers (no minimum) with proceeds transmitted to your bank account as designated by the EFT authorization on your application or banking authorization form. The transfer agent must receive the EFT authorization at least two weeks before EFT can be used.

●	Exchange (in at least the minimum established by the Fund being purchased) for shares of any other Fund for which Saturna Capital Corporation is the adviser. If the exchange is your initial investment into a Fund, the new account will automatically have the same registration as your original account. Exchanges are currently available via written and telephone requests.

Note: Signatures on written requests, such as payments directed to a third party, may need to be guaranteed by a national bank, trust company, or by a member of a national securities exchange.

Prevailing rates apply to federal funds wires and expedited courier service for redemption checks. Delivery times cannot be guaranteed by the Funds.

As the transfer agent, Saturna may also require a form of personal identification. Neither the transfer agent nor the Fund will be responsible for the results of transactions they reasonably believe genuine.

The shares and/or uncashed checks of redemptions, dividends, or distributions may be transferred to your state of residence if no activity occurs within your account during an “inactivity period” specified in your state’s laws.

The Amana Funds may restrain any account and suspend account services when: a Fund believes that there may exist a dispute between the registered or beneficial account owners; a Fund believes that a transaction may be fraudulent; in cases of abusive or threatening conduct or suspected illegal activity; or if a Fund is unable to verify the identity of the person(s) or entity opening an account or requesting a transaction.

Converting Shares

At no charge, you may convert one class of shares of a Fund directly to another class of shares of the same Fund, subject to the eligibility requirements and the fees and expenses of the share class of the Fund you convert into.

If you purchased shares directly from the Fund, you may initiate this process by writing to or calling the Fund. If you have purchased your shares through an intermediary, you should contact your intermediary to initiate this process. Your ability to conduct a share class conversion through an intermediary will depend on the share classes your intermediary makes available on the platform or program through which you own shares.

In addition, your intermediary may permit or require you to exchange your shares in a Fund into shares of a different class of the Fund if you elect to change the platform or program through which you own shares at the intermediary (e.g., advisory or retail brokerage), depending on the share classes your intermediary makes available on its platforms or platforms. The Fund share class you exchange into may have higher or lower fees than the share class you held. Contact your intermediary for more information.

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Conversions will occur at the next available respective net asset values of the share classes. A conversion between share classes of the Fund is not normally a taxable event. You may only convert shares between accounts with identical registrations (i.e., the same names and addresses).

Distributions

The Fund intends to distribute its net investment income and net realized capital gains, if any, to its shareowners. Distributions from net capital gains are paid at the end of December and May; income dividends are paid semi-annually in June and December for the Fund.

Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time.

Both dividends and capital gains distributions are paid in additional full and fractional shares of the share class owned. At your option, you may receive dividends and/or capital gain distributions in cash. You are notified of each dividend and capital gain distribution when paid.

You may choose to have your dividends and/or capital gains sent directly to your bank account or a check issued for dividend or capital gain distributions of $10 or more. Dividends or capital gains in amounts less than $10 will be reinvested. If you do not indicate any choice on your application, your dividends will be reinvested.

Returned dividend checks and dividend checks that remain uncashed for six months will be automatically reinvested into your account and invested in additional shares of the Fund; future dividends in such accounts will continue to be reinvested until the shareowner is located or the account is closed.

Purchase and Sale of Fund Shares Through Financial Intermediaries

The Fund has authorized financial intermediaries (such as securities brokers or dealers, retirement plan record keepers, banks, and trust companies) to receive purchase, redemption, and exchange orders on behalf of the Fund. These authorized intermediaries may designate other intermediaries to receive such orders. The Fund will be deemed to have received a purchase, redemption, or exchange order when an authorized intermediary (or its designee) receives the transaction request in good order.

If you purchase shares through an intermediary, the transfer agent may not have your account information. If so, you must contact your intermediary to perform transactions. Investors should be aware that intermediaries might have policies different than the Funds’ policies regarding purchases, redemptions, or exchanges and these may be in addition to or in place of the Funds’ policies.

For more information about these restrictions and policies, please contact your broker, retirement plan administrator, or other intermediary.

When you buy shares through a financial intermediary, that intermediary may charge a transaction fee or commission which is not reflected in the expenses table or example. Purchases and redemptions of Fund shares will be made at the daily net asset value established by the Fund (before any commission).

Frequent Trading Policy

The Fund is intended for long-term investment and do not permit rapid trading. The Board of Trustees has adopted a Frequent Trading Policy that attempts to identify and limit rapid trading. Rapid trading may lead to higher portfolio turnover, which may negatively affect performance or increase costs, thereby adversely affecting other shareowners.

To the extent reasonably practicable, the Fund monitors trading in Fund shares in an effort to identify trading patterns that appear to indicate frequent purchases and redemptions that might violate the Frequent Trading Policy. If a Fund, the transfer agent, or a Fund’s manager, based on the information available, believes that it has identified a pattern of such trading (whether directly through the Fund, indirectly through an intermediary, or otherwise), it may, in its sole discretion, temporarily or permanently bar future purchases of shares of the Fund (or any other fund managed by the adviser) by the account holder, or any accounts under common control (such as those advised by an investment manager or any other type of asset allocator).

In making such a judgment, factors considered may include the size of the trades, the frequency and pattern of trades, the methods used to communicate orders, and other factors considered relevant.

Although this process involves judgments that are inherently subjective, the Fund seeks to make decisions that are consistent with the interests of the Fund’s shareowners. The Fund reserves the right to refuse or revoke any purchase order for any reason the Fund, the transfer agent, or a Fund’s manager believes to be contrary to the Frequent Trading Policy.

The Fund often receives orders through financial intermediaries who trade Fund shares through omnibus accounts (i.e., a single account in which the transactions of individual shareowners are combined). When possible, the Fund obtains contractual agreements with intermediaries to enforce the Fund’s redemption policies, and rely on intermediaries to have reasonable procedures in place to detect and prevent market timing of Fund shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts. Some intermediaries trade shares of several funds and cannot always enforce a particular fund’s policies.

Tax Consequences

Dividends and capital gains distributions may be subject to income tax, whether they are paid in cash or reinvested in additional Fund shares, depending on the type of distribution, the type of your account, and your city, state, and country of tax residence. Income dividends paid by the Fund which are not paid by a REIT are normally eligible for the “qualified dividend income” tax rate.

Investors may realize a capital gain or loss on any redemption or exchange of Fund shares.

Shareowners receive quarterly statements. The year-end statement should be retained for tax accounting. As transfer agent, Saturna Capital Corporation keeps each account’s entire investment transaction history and helps shareowners maintain the tax records needed to determine reportable capital gains and losses as well as dividend income.

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Each February, the Fund’s transfer agent reports to each shareowner (consolidated by US taxpayer identification number) and to the IRS the amount of each redemption transaction of the shareowner and the amount of dividends and capital gains distributions he or she received for the preceding calendar year. Capital gains the Fund distributes may be taxed at different rates, depending on the length of time the Fund held its investments on which the gains were realized.

Tax regulations require reporting cost basis information to you and the Internal Revenue Service on Form 1099-B. This information is reported using a cost basis method selected by you or, in the event no cost basis method was selected, our default method (FIFO - First In, First Out). Please note that the cost basis information reported to you may not always be the same as what you report on your tax return as different rules may apply. You should save your transaction records to make sure the information reported on your tax return is accurate.

To avoid being subject to federal backup withholding tax on dividends and other distributions, you must furnish your correct Social Security or other tax payer identification number when you open an account.

Distributions to shareowners who are not US tax payers may be subject to withholding tax unless an applicable tax treaty provides for a reduced rate or exemption. Capital gains distributions paid by the Funds are not subject to foreign withholding.

The Amana Mutual Funds Trust places no formal restrictions on portfolio turnover and the Funds’ investment adviser will buy or sell investments per its appraisal of the factors affecting each investment, such as its business, its industry, and the market. The Fund’s portfolio turnover is expected to be lower than that of comparable actively-managed equity funds. The Fund’s portfolio manager seeks to minimize income taxes through a “buy and hold” strategy with low portfolio turnover, offsetting capital gains with losses, and selling highest cost tax lots first. A Fund’s portfolio investments may have a higher level of unrealized capital appreciation than if the Fund did not use these strategies. During periods of net redemptions, or when market conditions warrant, the portfolio manager may sell these investments, generating a higher level of capital gains distributions than would occur if the Fund had not used these low-turnover strategies.

Distribution Arrangements

The Amana Mutual Funds Trust has a distribution plan under Rule 12b-1 that allows it to pay distribution and other costs for the sale of Investor Shares and services provided to shareowners. Under the plan, Investor Shares may pay up to 0.25% annually of their average daily net assets. Because these costs are paid out of Investor Share assets on an ongoing basis, over time these costs will increase the cost of your investment in the Fund Investor Shares and may cost you more than paying other types of sales charges. Institutional Shares do not pay 12b-1 fees.

Shares may be purchased and sold through intermediaries, such as broker-dealers and retirement plan administrators, having agreements with the Fund. These intermediaries may charge investors and/or require the adviser/distributor to the Fund to share revenues for their services. Any such payments are in addition to any distribution and service fees paid out of the Trust’s 12b-1 plan and could be characterized as “revenue sharing.” An intermediary’s receipt or expectation of receipt could influence an intermediary’s recommendation of the Fund. You should review your intermediary’s compensation practices. For more information, see the Trust’s Statement of Additional Information.

15

Financial Highlights

The tables on the following pages are provided to help you understand the Fund's financial performance. The top section of each table reflects financial results for a single Fund share. The total returns represent the rate that an investor earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and other distributions and without regard to income taxes. Tait, Weller & Baker, LLP, the independent registered public accounting firm for the Funds, audited this information. Their report and the Fund's financial statements are in the Trust's Form N-CSR report (available free upon request from the Fund at www.amanafunds.com or by calling 1-888-732-6262).

Amana Real Estate Securities Fund: Financial Highlights

The Fund commenced operations on [date], accordingly there are no financial highlights to be disclosed.

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). In the future, financial highlights will be presented in this section of the prospectus.

17

Additional information about the Fund's investments and operations is available in the Trust's annual and semi-annual shareowner reports and in Form N-CSR. The Fund's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. In Form N-CSR, you will find the Fund's annual and semi-annual financial statements. The Statement of Additional Information (SAI) contains more details, and is incorporated in this Prospectus by reference.

To obtain free copies of these documents and other information, such as the Fund's financial statements, and to make shareowner inquiries, please contact us at:

Saturna Capital
1300 North State Street
Bellingham, WA 98225-4730
1-800-728-8762
www.saturna.com

Amana Mutual Funds Trust
1-888-732-6262 www.amanafunds.com

Copies of the Statement of Additional Information and the annual and semi-annual reports, and other information such as the Fund's financial statements, are also available on our website, www.amanafunds.com.

Reports and other information about the Trust are also available on the SEC's EDGAR database (www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by e-mail request to publicinfo@sec.gov.

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

Amana's Investment Company Act file number is 811-04276.

PART B

STATEMENT OF ADDITIONAL INFORMATION

Amana Real Estate Securities Fund

Amana Real Estate Securities Fund Investor Shares	(XXXXX)
Amana Real Estate Securities Fund Institutional Shares	(XXXXX)

Statement of Additional Information

October 8, 2024

1300 N. State Street
Bellingham, Washington 98225

360-734-9900
888-732-6262

This Statement of Additional Information is not a Prospectus or Summary Prospectus. It provides additional information concerning the Trust and the Amana Real Estate Securities Fund that is not included in the Prospectus or Summary Prospectuses. It should be read in conjunction with the Prospectus or Summary Prospectuses.

You may obtain a Prospectus or Summary Prospectus dated October 8, 2024, and shareowner Form N-CSR and N-CSRS reports without charge by writing to the address shown above, calling toll-free to the number shown above, and at www.amanafunds.com.

Table of Contents	Page

Trust History	3
Fund Descriptions, Investments, and Risks	3
Fund Policies	4
Management of the Trust	8
Control Persons and Principal Holders of Securities	13
Investment Advisory and Other Sevices	14
Portfolio Managers	17
Brokerage Allocation	19
Capital Stock	20
Taxation of the Trust	21
Investment in the Subsidiary	21
Underwriters	22
Financial Statements	22

Trust History

Amana Mutual Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. Each Fund is a series of the Trust and, except for the Real Estate Securities Fund, the successor to the corresponding series of the prior Trust. The Real Estate Securities Fund commenced operations on [  ] [  ], 2024.

Fund Descriptions, Investments, and Risks

Classification

Amana Mutual Funds Trust is designed to meet the needs of various investors, and the particular needs of Muslims, by investing in accordance with Islamic principles. The Trust is open to any investor.

The Trust is technically known as an “open-end diversified management investment company.” The Fund operates as a diversified fund.

Investment Strategies and Risks- Real Estate Securities Fund

The Prospectus and Summary Prospectus describe the principal investment strategies of the Fund and principal risks of those strategies.

The Fund pursues these investment strategies by purchasing equity and sukuk securities, as well as other Islamic finance instruments. The Fund may purchase preferred stocks and engage in covered option writing.

In accordance with Islamic principles, the Fund shall not purchase conventional bonds, debentures, or other interest-paying obligations of indebtedness.

The Fund may use income-producing investments to the extent the Board of Trustees and Saturna’s Islamic consultants agree that those investments are consistent with Islamic principles. Short-term investments are securities that mature or have a remaining maturity of 12 months or less from the date of purchase. Most ordinary mutual funds use a variety of interest-paying investments for short-term needs. Because the Fund may not receive interest from their investments, the Fund cannot use them. A limited amount of Islamic investments that do not pay interest are available. The Fund may invest in them when such opportunities are suitable for the Funds.

Saturna Capital Corporation, the Fund’s investment adviser (the “adviser”) selects investments that to its knowledge do not violate the requirements of the Islamic faith at the time of investment. To ensure that investments meet the requirements of the Islamic faith, the adviser engages Amanie Advisors Sdn Bhd, a leading consultant specializing in Islamic finance.

The Fund may participate in the ReFlow, LLC (“ReFlow”) liquidity program, which is designed to provide a liquidity source for mutual funds experiencing net redemptions of their shares. In order to pay cash to shareowners who redeem their shares on a given day, the Fund typically must hold cash in its portfolio or liquidate portfolio securities, which imposes certain costs on a Fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from the Fund equal to the amount of the

Fund’s net redemptions on a given day. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily “Dutch auction” with other participating mutual funds seeking liquidity that day. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the costs of selling portfolio securities to meet redemptions.

ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareowner. ReFlow will periodically redeem its entire share position in the Fund (when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow - currently 8 days - or at other times at ReFlow’s discretion) and request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies described under Purchase and Sale of Fund Shares in the Prospectus. Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the Funds’ Frequent Trading Policy.

Fund Policies

The objective of the Real Estate Securities Fund is to seek total return through a combination of capital appreciation and current income, consistent with Islamic principles. In addition to the following fundamental policies, the trustees have instructed that investments not be made in preferred stocks and that the Fund should favor no-debt and low-debt companies. In accordance with Islamic principles, the Fund shall not make any investments that pay interest. These investment objectives, and the policies that follow, are fundamental policies and cannot be changed without approval by vote of a majority of the outstanding shares of the Fund. Other restrictions in the form of operating policies are subject to change by the Trust’s Board without shareowner approval.

Senior Securities

The Fund shall not issue senior securities.

Borrowing

The Fund shall not borrow money, except for emergency purposes, including facilitation of heavy redemption requests, and then only in amounts not exceeding 10% of the then net liquidating value of the Fund’s assets. The Trust is authorized to mortgage or pledge assets of a Fund to the extent necessary to secure such temporary borrowings.

Underwriting

The Fund shall not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Industry Concentration

As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The Fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the Fund’s investment objective and its policy on industry concentration.

Real Estate

The Fund may not purchase or sell real estate or real estate limited partnership interests, except to the extent permitted under the 1940 Act, the rules, regulations, and interpretations thereunder, and any applicable exemptive relief, and except that this shall not prevent the Fund from purchasing and selling securities or other instruments that are secured or backed by, or linked to, real estate or interests therein; securities of real estate investment trusts; mortgage-related securities; sukuk and murabaha linked to real estate; and securities issued by issuers engaged in the real estate business or which invest in real estate or interests therein, and the Fund may purchase and sell real estate acquired as a result of the ownership of securities or other instruments or in connection with a merger, consolidation, reorganization, or in satisfaction of a debt).

Commodities

The Fund may not purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws, and the rules thereunder, as interpreted or modified by regulatory authorities having jurisdiction from time to time, and any applicable exemptive relief.

Loans

The Fund shall not make loans, except that a Fund may, subject to applicable restrictions imposed by law, make loans of portfolio securities to brokers or dealers in corporate or governmental securities, banks, or other recognized institutional borrowers of securities against no less than 100% cash or equivalent collateral if immediately thereafter the aggregate market value of securities loaned shall not exceed 33% of the market value of its total assets.

Diversification

With respect to 75% of its total assets, the Fund shall not: (1) purchase more than 10% of the outstanding securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the US government or its agencies or instrumentalities.

Options

The Fund shall not purchase or sell options, except that a Fund may sell covered call options and purchase call options for the purpose of terminating call options previously sold.

Temporary Defensive Position

The Fund may use short-term income-producing investments to the extent the Board of Trustees and Saturna’s Islamic consultants agree that those investments are consistent with Islamic principles. Short-term investments that meet Islamic and mutual fund requirements are currently limited in the United States.

During uncertain or adverse market or economic conditions, or the unavailability of attractive investment opportunities, the Fund may adopt a temporary defensive position. The Fund cannot invest in interest-paying instruments frequently used by other mutual fund for this purpose. When markets are unattractive, the adviser chooses between continuing to follow the Fund’s investment policies or converting securities to cash or cash equivalents for temporary, defensive purposes. These holdings will be non-interest bearing and may, in whole or in part, not be insured by the Federal Deposit Insurance Corporation (FDIC). Taking a temporary defensive position may adversely impact achievement of the Fund’s investment objectives. This choice is based on the adviser’s evaluation of market conditions and a Fund’s portfolio holdings. In the event a Fund takes such a position, it may not be able to achieve its investment objective.

Cayman Island Subsidiary

The Real Estate Securities Fund will invest in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”), the registered offices of which is located at Solomon Harris, 53 Market Street, Unit 3211, Camana Bay, PO Box 1990, Grand Cayman KY1-1104, Cayman Islands. The Fund will be the sole shareholder of the Subsidiary, and does not expect shares of the Subsidiary to be offered or sold to other investors. The Fund’s investment in the Subsidiary may not exceed 25% of the value of its total assets (ignoring any subsequent market appreciation in the Subsidiary’s value), which limitation is imposed by the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and is measured at the end of each quarter of its taxable year.

To the extent applicable, the Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Real Estate Securities Fund and, in particular, to the same requirements relating to liquidity, and the timing and method of valuation of portfolio investments and Fund shares. (Accordingly, references in this SAI to the Participation Fund may also include the Subsidiary.) By investing in the Subsidiary, the Fund may be considered to be investing indirectly in the same investments as the subsidiary and is indirectly exposed to the risks associated with those investments.

The Subsidiary is not registered with the SEC as an investment company under the 1940 Act and is not subject to the investor protections of the 1940 Act. As an investor in the Subsidiary, the Fund will not have the same protections offered to shareholders of registered investment companies. However, because the Subsidiary is wholly-owned and controlled by the Fund and the Fund is managed by Saturna Capital Corporation, it is unlikely that the Subsidiary will take action in any manner contrary to the interest of the Fund or its shareholders. Because the Subsidiary has the same investment objective and, to the extent applicable, will comply with the same investment policies as the Fund, Saturna Capital Corporation manages the Subsidiary’s portfolio in a manner similar to that of the Fund.

The Subsidiary has a board of directors that oversees its activities. The Subsidiary has entered into a separate investment advisory agreement with Saturna Capital Corporation and the Participation Fund pays Saturna a fee for its services. The Subsidiary also has entered into agreements with the Fund’s service providers for the provision of administrative, accounting, transfer agency, and custody services.

The Fund and the Subsidiary may not be able to operate as described in the Prospectus and this SAI in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required the Subsidiary to pay taxes to a governmental authority, the Fund would be likely to suffer decreased returns.

Portfolio Turnover

The Trust places no formal restrictions on portfolio turnover and will buy or sell investments accounting to the adviser’s appraisal of the factors affecting the market and the economy. Excessive portfolio turnover may be considered gambling by Islamic investors. The Fund commenced operations on [date], accordingly there is no portfolio turnover to be disclosed. Future reports will show the Fund’s portfolio turnover.

The Trustees have adopted a policy that seeks to minimize potential current income taxes paid by shareowners, with includes: (1) infrequent trading, (2) offsetting capital gains with losses, and (3) selling highest cost tax lots first.

Disclosure of Portfolio Holdings

The Amana Mutual Funds Trust has adopted a portfolio holdings disclosure policy governing the disclosure of the Fund’s portfolio holdings. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, www.amanafunds.com.

Portfolio holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending December 31 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of each month will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the six-month period ending June 30 will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSR and Form N-PORT (at quarter-end) will be available on the SEC’s website at www.sec.gov.

A list of portfolio holdings is generally made available on the Fund’s website within 10 business days after each month-end. Additionally, the Fund publishes on the website a list of its Top 10 Holdings as of the end of each calendar quarter, within 10 business days after the end of the quarter for which the information is current.

The Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). The Fund may disclose on an ongoing basis such non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the adviser, independent registered public accounting firm, custodian, financial printer, and to the legal counsel for the Fund’s trustees. The adviser may disclose daily non-public portfolio holdings information on a next-day basis to service providers to enable the adviser to perform statistical analysis using those service providers’ systems and software programs. The adviser may also provide certain non-public portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the adviser’s president or designee upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Neither the adviser, the Fund, nor any affiliated or non-affiliated party shall receive any compensation or other consideration in connection with the disclosure of portfolio holdings.

In view of these Fund policies, it is unlikely that a conflict of interest between the interests of the Fund, the adviser, or any affiliated person of the Fund may arise. However, should the adviser’s president become aware that a potential conflict of interest may exist in connection with authorized portfolio disclosures, she will promptly consult with the chairman of the Trust’s Board of Trustees with regard to action to be taken. For further information about conflicts of interest, see the Portfolio Managers.

Proxy Voting Policies

The proxy voting guidelines summarize Saturna Capital Corporation’s positions and give a general indication of how portfolio securities held in advisory accounts, such as the Funds, will be voted.

The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are varied, there may be instances when the adviser may not vote in strict adherence to these guidelines. We will evaluate the merits and intentions of all proposals, and will typically vote in favor of those proposals we determine to be constructive to the company, to the environment in which it operates, and to the best interest of its shareowners. We will typically oppose proposals we deem to be immaterial, nuisance proposals, or proposals that would entail significant costs in compliance with little associated benefit.

Regardless of the circumstances, the adviser will always attempt to vote in accordance with the Funds’ specific investment objectives and policies, which includes careful examination of environmental, social, and governance issues.

Saturna Capital Corporation’s investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareowners. The research analyst assigned to the sector in which an issue falls is responsible for voting the associated proxies.

These guidelines are reviewed and approved annually by the Trustees. The research analyst will refer all issues where there could be a conflict of interest (e.g., a familial or business relationship with a company or management) or uncertainty regarding the merits of any management or shareowner proposal to Saturna’s Proxy Committee for discussion and adjudication. The Proxy Committee consists of the Chief Investment Officer, President, and Chief Legal Officer of Saturna Capital Corporation, as well as other relevant investment professionals who may participate from time to time.

Disclosure of the proxy voting record is a responsibility of the Trust’s secretary. The Funds’ voting record is filed on Form N-PX for each 12-month period ending June 30 and is available (1) without charge, upon request, by calling Saturna Capital Corporation toll-free at 1-800-728-8762; (2) on the Saturna website; and (3) on the SEC’s website at www.sec.gov.

Corporate Governance

We will generally vote FOR:

●	Proposals requesting disclosure of the company’s political

contributions and policies governing political contributions.

●	Proposals requesting disclosure of the company’s lobbying expenditures and policies governing lobbying expenditures.

●	Proposals requesting disclosure of the company’s participation in drafting and/or supporting legislation (including the names of partnering organizations, if applicable).

●	Management’s recommendation for ratification of the auditor, except in the case where non-audit fees represent more than 30% of the total fees paid in the previous year.

Corporate Transactions

We will generally vote AGAINST:

●	Authorization to transact other, unidentified, substantive business at the meeting.

We will vote CASE BY CASE on:

●	Mergers and acquisitions, leveraged buyouts, spin-offs, re-incorporations, tax inversions, liquidations, and asset sales with regard to the impact on existing shareowners' and community stakeholders’ interests.

●	Proposals to amend a company’s charter or by-laws.

Director Elections

We will generally vote FOR:

●	Proposals that require a majority of independent Directors.

●	Proposals to separate the Chief Executive Officer and Chairman of the Board positions.

●	Proposals seeking to increase the independence and diversity of board nominating, audit, and compensation committees.

●	Establishment of reasonable retirement age for Directors.

●	Proposals that require Directors to own a minimum number of shares in the company.

We will generally vote AGAINST:

●	Directors who have attended less than 75% of Board meetings.

●	Management proposals that give management the ability to alter the size of the Board without shareowner approval.

●	Efforts to classify the Board or eliminate cumulative voting.

●	The election of Directors who serve on the compensation committee who also serve as CEO of any public company.

●	Proposals to elect Directors on a staggered schedule.

We will vote CASE BY CASE on:

●	Individual Directors, committee members, or on the entire board.

●	Directors who are incumbent members of the nominating committee if the Board, in our judgment, lacks diversity.

Takeover Defenses

We will generally vote FOR:

●	The elimination of dual class stock with unequal voting rights.

●	Proposals to put poison pills to a shareowner vote.

We will generally vote AGAINST:

●	Proposals to introduce dual-class shareholding structures or non-voting share classes.

●	Proposals to adopt anti-takeover defenses.

Capital Structure

We will generally vote FOR:

●	Proposals to effect stock splits.

●	Proposals authorizing share repurchase programs.

We will vote CASE BY CASE on:

●	Proposals to increase common stock.

Compensation

We will generally vote FOR:

●	Proposals to allow shareowners to vote on executive compensation.

●	Compensation programs that relate executive compensation to a company’s long-term performance.

●	Stock option plans unless they could result in significant dilution or have other provisions clearly not in the interest of existing shareholders.

We will vote CASE BY CASE on:

●	Executive and director compensation. We generally favor capital-related Key Performance Indicators (KPIs): return on capital expenditure (ROCE); return on investment capital (ROIC); economic value added (EVA) rather than accounting-related indicators (sales; earnings per share or EPS); and earnings before interest, taxes, depreciation and amortization (EBITDA).

Environment

We expect companies to be mindful of their environmental record and impact. We will vote in favor of proposals requesting that companies adopt the Ceres principles, and in favor of requests for corporate social responsibility or sustainability reports detailing a company’s environmental practices.

We will also generally vote in favor of any proposal that requests disclosure and/or improvement relating to the company’s approach to:

●	Addressing climate change.

●	Reducing waste.

●	Reducing greenhouse gas emissions.

●	Reducing other toxic emissions.

●	Taking responsibility for toxic cleanup.

●	Mitigating water-related risks.

●	Mitigating negative impact on biodiversity in the communities in which the company operates.

●	The use of harmful pesticides, antibiotics, genetically-engineered organisms, and other chemicals in food production.

●	Health and environmental hazards the company’s operations present to the communities in which it operates.

●	Sustainable business operations.

Social Responsibility

We will generally vote for any proposals that request disclosure and/ or improvement relating to the company’s approach to:

●	The representation of women and minorities in the workplace.

●	Equal employment opportunities and/or nondiscrimination policies.

●	Workplace codes of conduct, particularly practices related to employee health and safety.

●	Product-related safety issues, including product quality and recalls.

●	Animal welfare.

Management of the Trust

Board of Trustees

A Board of five Trustees oversees the Trust: M. Yaqub Mirza, Miles K. Davis, Ronald H. Fielding, Firas J. Al-Barzinji, and Nicholas F. Kaiser. The Trustees establish policies as well as review and approve contracts and their continuance. The Trustees also elect the officers, authorize the payment of any dividend or capital gain distribution, and serve on committees of the Trust. Trustees serve for the lifetime of the Trust or until reaching the mandatory retirement age, death, resignation, removal, or non re-election by the shareowners. The Trustees annually appoint officers for one-year terms.

Management Information
Name, Address, and Age	Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Independent Trustees
M. Yaqub Mirza, PhD[1] 1300 N. State Street Bellingham, WA 98225 Age: 77	Independent Chairman (since 2014); Vice Chairman, Independent Trustee (2009 to 2014); Independent Trustee (1987 to 2003); Chairman (2000 to 2003); Audit and Compliance Committee; Governance, Compensation and Nominations Committee	CEO, Sterling Management Group, Inc. (management services)	Four	None
Miles K. Davis, PhD[2] 1300 N. State Street Bellingham, WA 98225 Age: 65	Independent Trustee (since 2008); Audit and Compliance Committee	Former Chief Executive Officer and Vice Chancellor of Wigwe University Former President, Linfield University	Four	None
Ronald H. Fielding, MA, MBA, CFA® 1300 N. State Street Bellingham, WA 98225 Age: 75	Independent Trustee (since 2012); Audit and Compliance Committee (Chairman, Financial Expert)	Director, ICI Mutual Insurance Company	Twelve	Saturna Investment Trust
Firas J. Al-Barzinji, JD, MBA 1300 N. State Street Bellingham, WA 98225 Age: 41	Independent Trustee (since 2022)	General Counsel, Sterling Management Group, Inc. (management services); Director and Chief Compliance Officer of Sterling Advisory Services, Inc.	Four	None
Interested Trustee
Nicholas F. Kaiser, MBA[3,5] 1300 N. State Street Bellingham, WA 98225 Age: 78	President, Trustee (since 1989); Governance, Compensation and Nominations Committee	Chairman and Director, Saturna Capital Corporation (the Trust’s investment adviser); Chairman and Director, Saturna Trust Company	Four	None

Officers Who Are Not Trustees
Name, Address, and Age	Position(s) held with Trust (length of time served); and term of office	Principal occupation(s) during past 5 years
Officers Who Are Not Trustees
Jane K. Carten, MBA[3,5] 1300 N. State Street Bellingham, WA 98225 Age: 49	Vice President (since 2012)	President, Chief Executive Officer, and Director, Saturna Capital Corporation; President and Director, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company
Christopher R. Fankhauser[4] 1300 N. State Street Bellingham, WA 98225 Age: 52	Treasurer (since 2002)	Chief Operations Officer and Director, Saturna Capital Corporation; Vice President and Chief Operations Officer, Saturna Brokerage Services; Vice President, Director, and Chief Operations Officer, Saturna Trust Company
Michael E. Lewis[4] 1300 N. State Street Bellingham, WA 98225 Age: 63	Chief Compliance Officer (since 2012)	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds
Jacob A. Stewart[4] 1300 N. State Street Bellingham, WA 98225 Age: 44	Anti-Money Laundering Officer (since 2015)	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company
Elliot S. Cohen[4] 1300 N. State Street Bellingham, WA 98225 Age: 60	Secretary (since 2022)	Chief Legal Officer, Saturna Capital Corporation; Former Associate General Counsel for Russell Investments

As of December 31, 2023, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of the adviser or the Trust’s principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by, or under common control with the adviser or principal underwriter.

[1]	Dr. Mirza is the President and CEO, and Mr. Al-Barzinji is Director and Chief Compliance Officer, of Sterling Advisory Services, Inc., the investment adviser to two private investment funds that are sub-advised by Saturna Capital Corporation, and which pay an investment sub-advisory fee to Saturna Capital Corporation.

[2]	Saturna Capital Corporation has committed to make a charitable donation to the School of Business at Linfield University to support education programming in sustainable investing. Saturna Capital has committed to make a donation of $125,000 over five years, in the amount of $25,000 a year, beginning on September 30, 2021. Dr. Miles Davis serves as President of Linfield University.

[3]	Mr. Kaiser is an “interested person” of the Trust as an employee of the adviser.

[4]	Mrs. Carten, Mr. Fankhauser, Mr. Lewis, Mr. Stewart, and Mr. Cohen are “interested persons” of the Trust as employees of the adviser. Mr. Fankhauser, Mr. Lewis, Mr. Stewart, and Mr. Cohen hold the same positions with Saturna Investment Trust, which has nine fund portfolios and is also managed by Saturna Capital Corporation.

[5]	Mrs. Carten is Mr. Kaiser’s daughter.

Management Ownership Information (as of December 31, 2023)
Trustee/Officer	Dollar range of equity securities in Funds of Saturna fund complex	Aggregate dollar range of equity securities in all Registered Investment Companies overseen by Trustee/Officer in Saturna fund complex
M. Yaqub Mirza	Amana Income Investor Shares: $10,001-$50,000	Over $100,000
Amana Income Institutional Shares: over $100,000
Amana Growth Institutional Shares: over $100,000
Amana Developing World Investor Shares: $10,001-$50,000
Miles K. Davis	Amana Income Investor Shares: $10,001-$50,000	$50,001-$100,000
Amana Growth Investor Shares: $10,001-$50,000
Amana Developing World Investor Shares: $1-$10,000
Ronald H. Fielding	Amana Income Institutional Shares: over $100,000	Over $100,000
Amana Growth Institutional Shares: over $100,000
Sextant International Z Shares: over $100,000
Sextant Global High Income: over $100,000
Firas J. Al-Barzinji	Amana Income Investor Shares: $50,001-$100,000	Over $100,000
Amana Growth Investor Shares: over $100,000
Amana Growth Institutional Shares: over $100,000
Amana Developing World Investor Shares: $10,001-$50,000
Amana Participation Institutional Shares: $10,001-$50,000
Nicholas F. Kaiser	Amana Income Institutional Shares: over $100,000	Over $100,000
Amana Growth Institutional Shares: over $100,000
Amana Developing World Institutional Shares: over $100,000
Amana Participation Institutional Shares: over $100,000
Sextant Growth Z Shares: over $100,000
Sextant International Z Shares: over $100,000
Sextant Core: over $100,000
Sextant Global High Income: over $100,000
Sextant Short-Term Bond: over $100,000
Sextant Bond Income: over $100,000
Saturna Sustainable Bond: over $100,000
Saturna Sustainable Equity: over $100,000

Leadership Structure and Board of Trustees

As part of its annual governance assessment, the Board reviews the collective and individual experience, qualifications, attributes, and skills of the Trustees. Attributes common to all Trustees are strong educational backgrounds, lifetimes of experience in business and finance, and the ability to effectively request, evaluate, and discuss information about Amana with the adviser and other service providers to the Trust. The chairman of the Board and all other Trustees (except Mr. Kaiser) are independent of the adviser or other service providers, and fulfill the legal definition of Disinterested Trustee. They reside in diverse communities across the continent, and all have lived outside the United States.

The Board has concluded that its current leadership structure, in which the chairman of the Board is an Independent Trustee and not affiliated with the adviser, is appropriate and in the best interest of shareowners. In light of the services provided to the Trust daily by the adviser and the responsibilities of the adviser to the Trust, the Board believes it appropriate and in the best interest of shareowners to have a separate President who is an active adviser employee. In making the determination that each Trustee is qualified to serve, the Board considers a variety of criteria, including actual service, commitment, and participation of each Trustee during their tenure with the Trust. In addition to the information set forth in the Trustees table above and other relevant qualifications, the following are additional important qualifications of each Trustee:

M. Yaqub Mirza, PhD, returned to the position of the Trust’s independent chairman in 2014. He suggested the concept of a US Islamic equity mutual fund in 1984. He is a founding member of the Board of Trustees and served from 1987 through 2003 as an Independent Trustee, and as chairman of the Board from 2000 until 2003. He is the CEO of Sterling Management Group, Inc. (Herndon, VA), a consulting, venture capital, business management, and real estate investment firm. Dr. Mirza has served on the boards of public and private corporations, and has been actively involved with agro-industrial and technology businesses in several countries. He serves as a leader of numerous charities, and lectures on both entrepreneurialism and philanthropy. Dr. Mirza’s degrees include a master’s degree in science from the University of Karachi and a doctorate in physics from the University of Texas at Dallas. The Board feels Dr. Mirza’s long service to the Trust, community organizations, considerable board experience, financial business background, and leadership make him an excellent board member.

Firas J. Al-Barzinji, JD, MBA, was added to the Board of Trustees in 2022. He is a Virginia-licensed attorney and serves as General Counsel to Sterling Management Group, Inc. (Herndon, VA), a consulting, venture capital, business management, and real estate investment firm. Mr. Al-Barzinji serves on the boards of several private companies and has worked in private equity since 2012. His main focus has been in agro-industrial and technology investments. Mr. Al-Barzinji also serves multiple charitable institutions through board or committee membership. Mr. Al-Barzinji’s degrees include a bachelor’s degree in English from Virginia Tech, a juris doctor from the George Mason University School of Law, and a master’s degree in business administration from the University of Virginia Darden School of Business. The Board feels Mr. Al-Barzinji’s legal experience, financial business background, volunteer service and board leadership make him an excellent board member.

Miles K. Davis, PhD, is the former Founding CEO and Vice Chancellor of Wigwe University (Isiokpo, Rivers State, Nigeria). Before assuming the role at Wigwe University Dr. Davis was President of Linfield University (McMinnville, OR). Dr. Davis is active in the microfinance movement, and lectures regularly in the US, Africa, and Europe. An authority on entrepreneurship, his work focuses on the areas of integrity, values, and principles within the business world. He is a former Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business at Shenandoah University (Winchester, VA). Dr. Davis earned a bachelor’s degree in communications from Duquesne University, a master’s degree in human resource development from Bowie State University, and a doctorate in organizational behavior and management from The George Washington University. The Board feels Dr. Davis’ proven academic leadership skills, financial background, and experience make him an excellent board member.

Ronald H. Fielding, MA, MBA, CFA®, has worked in the mutual fund industry as a portfolio manager, owner, and senior officer of mutual fund advisers for over 35 years. He has served on the board of Investment Company Institute Mutual Insurance for over 20 years. He has taught courses in finance and economics, and serves on philanthropic and educational institution boards. Mr. Fielding has a bachelor’s degree in liberal arts from St. John’s College, plus master’s degrees in economics and business from the University of Rochester. The Board feels Mr. Fielding’s demonstrated mutual fund industry experience and background, and his volunteer service and leadership on many boards, including ICI Mutual Insurance and St. John’s College, make him an excellent board member.

Nicholas F. Kaiser, MBA, is president of the Trust and served as portfolio manager of the Amana Income and Amana Growth Funds until April 2020. He is chairman of Saturna Capital Corporation, Amana’s investment adviser and administrator. He is also chairman of Saturna Capital Corporation’s trust company. For over 40 years, Mr. Kaiser and his firms have provided investment management, administration, accounting, servicing, marketing, and other services to mutual funds. Mr. Kaiser earned a bachelor’s degree in economics from Yale College, and a master’s degree in business administration from the University of Chicago. The Board feels Mr. Kaiser’s experience leading mutual funds and investment advisory firms, both domestic and foreign, plus leadership experience on various other boards, make him an excellent board member.

Board Role in Risk Oversight

The Board’s role in management of the Trust is oversight. Day-to-day management of the Trust, selection of Fund investments, administration services, and management of operational and portfolio risk are responsibilities of the adviser. Distribution services are the responsibility of Saturna Brokerage Services, Inc., a subsidiary of the adviser. The Board provides general supervision and risk oversight with respect to the operation of the Trust and the Funds, including through the following activities: receipt of reports from the adviser, distributor, and third parties; meetings of the whole board as well as its committees; independent experiences including shareowner contacts; and communications with board advisors such as auditors, legal counsel, compliance officers, and regulators. The chairman’s duties include developing the agenda for each Board meeting in consultation with management, presiding at each Board meeting, discussing Trust matters with management between Board meetings, and facilitating communication and coordination between the Trustees and management.

Committees

The Board has established two standing committees: the Audit and Compliance Committee and the Governance, Compensation, and Nominations Committee. The respective duties and current memberships of the standing committees are:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent registered public accounting firm, reviews all audit reports, and monitors compliance programs. Ronald H. Fielding, M. Yaqub Mirza, Miles K. Davis and Firas J. Al-Barzinji are the members of the Audit and Compliance Committee. During the fiscal year ended May 31, 2023, the Audit and Compliance Committee met once.

Governance, Compensation, and Nominations Committee. The Governance, Compensation, and Nominations Committee oversees the Board’s annual review of operations and structure, and recommends trustee compensation. Shareowners wishing to recommend nominees may do so by sending written information to Dr. Davis at his address as given above. M. Yaqub Mirza, Miles K. Davis, and Nicholas F. Kaiser (an Interested Trustee) are the members of the Governance, Compensation, and Nominations Committee. With respect to the selection of nominees for Independent Trustees, Mr. Kaiser acts solely in an advisory capacity and does not vote. During the fiscal year ended May 31, 2023, the Governance, Compensation, and Nominations Committee met once.

Compensation

Saturna Capital Corporation, not the Trust, pays the salaries of officers of the Trust, except the Trust’s Chief Compliance Officer’s salary, for which the Trust may partially reimburse the adviser. The Trust pays the Independent Trustees $3,500 per quarter in arrears, $1,000 per board meeting attended (in person or by phone), $250 for each portfolio of the Trust, and reimbursement of travel expenses. The Trustees are also paid $250 for committee meetings attended. The Trust pays the Board chairman and each committee chairman an additional $500 per quarter in arrears. For the fiscal year ended May 31, 2023, the Trust paid $75,250 of compensation expenses1. No pension or retirement benefits were incurred.

[1]	As of the date hereof the Fund has not commenced operations. Accordingly, these compensation expenses do not include meetings with respect to the Fund.

Code of Ethics

The Trust, its investment adviser Saturna Capital Corporation, and its principal underwriter Saturna Brokerage Services, have adopted a common Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 of the Investment Advisers Act. The Code permits personnel subject to the Code (as defined in the Code) to invest in securities, including common stocks and mutual funds. To prevent conflicts of interest, the Code includes restrictions on investing in securities that may be purchased by the Funds. A copy of the Code is available without charge by contacting the Trust or the adviser, and is available on the Trust’s website.

Trustee Compensation for Fiscal Year ended May 31, 2024
Name of Person; Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
M. Yaqub Mirza; Trustee, Independent Chairman	$21,500	$0	$0	$21,500
Miles K Davis; Trustee	$20,250	$0	$0	$20,250
Ronald H. Fielding; Trustee[1]	$21,250	$0	$0	$28,000
Firas J. Al-Barzinji, Trustee	$19,250	$0	$0	$19,250
Nicholas F. Kaiser; Trustee	$0	$0	$0	$0
Michael Lewis; Chief Compliance Officer[2]	$125,000	$0	$0	n/a
[1]	Ronald H. Fielding serves as Trustee to the Saturna Investment Trust, to which Saturna Capital Corporation is adviser.

[2]	Michael E. Lewis also serves as Chief Compliance Officer to the Saturna Investment Trust, to which Saturna Capital Corporation is adviser, and to Saturna Trust Company. The Trustees have approved a portion of Mr. Lewis’ compensation be allocated to the Trust.

Control Persons and Principal Holders of Securities

Principal Holders of Securities

As of [. ] [. ],2024 Saturna Capital Corporation owned 100% of the Fund's outstanding shares. Future reports will reflect the principal holders of record (those with 5% or more of the outstanding shares) of the Fund's securities.

Investment Advisory and Other Services

Investment Adviser and Administrator

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225 is the Investment Adviser and Administrator (the “adviser”) for the Trust. Saturna Capital Corporation is also the Trust’s transfer agent. Mrs. Jane K. Carten, president of Saturna Capital, through her ownership of 52% of its voting stock, is a control person of the adviser. Mr. Nicholas F. Kaiser, chairman of Saturna Capital, through his ownership of 41% of its voting stock, is a control person of the adviser. Mr. Kaiser is also a trustee and president of Amana Mutual Funds Trust. A discussion regarding the Trustees’ approval of the continuance of the Investment Advisory and Administrative Services Agreement is available on Form N-CSR posted on the Fund’s website on [  ]2025.

Advisory Fee

Under their Investment Advisory and Administrative Services Agreement, effective December 1, 2020, the Amana Growth Fund, Amana Income Fund, Amana Developing World Fund, and Amana Real Estate Securities Fund each pay the adviser an advisory and administration fee of 0.80% on the first $1 billion of a Fund’s average daily net assets, 0.65% on the next $1 billon, and 0.50% on assets over $2 billion. Under the Investment Advisory and Administrative Services Agreement for the Participation Fund, the Fund pays the adviser an advisory and administration fee of 0.50% annually of the average daily net assets. The adviser, at its own expense and without additional cost to the Fund, furnishes office space, office facilities and equipment, personnel (including executive officers), and clerical and bookkeeping services required to conduct the Fund’s business. The adviser has committed through September 30,2025, to reimburse expenses to the extent necessary to ensure that each class of the Amana Real Estate Securities Fund’s net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the net operating expense ratio of 1.00%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

The Investment Advisory and Administrative Services Agreement also provide that in the event the total expenses of a Fund (excluding taxes, commissions, and extraordinary items) for any fiscal year exceed 2% of average daily net assets, the Fund shall be reimbursed for such excess. No reimbursements have been required.

The Investment Advisory and Administrative Services Agreement is renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Trustees or by a majority vote of the outstanding shares of the Fund (as defined by the 1940 Act).

Under its respective Investment Advisory and Administrative Services Agreement, each Fund pays its own taxes, brokerage commissions, trustees’ fees, legal and auditing fees, insurance premiums, custodian fees, transfer agent fees, registrar and dividend disbursing agent fees, expenses incurred in complying with state and federal laws regulating the issue and sale of its shares, and mailing and printing costs for prospectuses, reports, and notices to shareowners.

Advisory and Administration Fees[1]
2024
Amana Real Estate Securities Fund	$-

[1]	There is no history for the Fund at this time.

Principal Underwriter

The adviser’s wholly-owned subsidiary, Saturna Brokerage Services, Inc., 1300 N. State Street, Bellingham, WA 98225, is a general securities brokerage firm and acts as distributor for the Trust.

Mr. Kaiser, an Interested Trustee, is chairman and director of Saturna Capital Corporation and Saturna Trust Company. Mrs. Jane Carten, an officer of the Trust, is president, chief executive officer, a director, and controlling shareowner of Saturna Capital Corporation; she is also president and a director of Saturna Brokerage Services, Inc. and a vice president and director of Saturna Trust Company. Mr. Fankhauser, an officer of the Trust, is chief operations officer and a director of Saturna Capital Corporation; he is also chief operations officer and a vice president of Saturna Brokerage Services, Inc. and a vice president, chief operations officer, and director of Saturna Trust company. All employees of the distributor are also employees of the adviser.

Shareowner Servicing

Under a separate service agreement, Saturna Capital Corporation also provides shareowner services as the transfer agent and dividend-paying agent for the Funds. As transfer agent, Saturna furnishes to each shareowner a confirmation after each transaction, a historical statement at the end of each year showing all transactions during the year, and Form 1099 and Form 1042 tax forms. Saturna also, on behalf of the Funds, responds to shareowners’ questions and correspondence. Furthermore, the transfer agent regularly furnishes the Funds with current shareowner lists and information necessary to keep the shares in balance with the Funds’ records. The transfer agent protects the privacy of shareowner information, but provides shareowner information to regulators and other parties with legal rights to such information, and to a mailing service, under a confidentiality agreement, to facilitate the distribution of shareowner reports. The transfer agent performs the mailing of all financial statements, notices, and prospectuses to shareowners. The transfer agent makes year-end zakah computations for shareowners requesting this service. Pursuant to the Transfer Agent Agreement, each Fund pays the transfer agent a monthly fee of $0.25 per active account with a minimum monthly fee of $833 for each Fund. Effective June 1, 2019, Saturna Capital waives its transfer agent fee for each Fund.

The Transfer Agent Fees table below shows the amounts Saturna Capital Corporation was paid as the Funds’ shareowner servicing and transfer agent for the three most recent fiscal years ended December 31.

Transfer Agent Fees[1]
2024
Amana Real Estate Securities Fund Investor Shares	$-
Amana Real Estate Securities Fund Institutional Shares	$-

[1]	There is no history for the Fund at this time.

Saturna Trust Company, a wholly-owned subsidiary of Saturna Capital Corporation, is the Funds’ retirement plan custodian and, as such, is paid compensation for maintaining records of contributions, disbursements, and assets as required for IRAs and other IRS-qualified retirement accounts. Each class of shares of a Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company.

Retirement plans using Saturna Trust Company as the custodian, including IRAs, invest in Amana Institutional Shares (i.e., without 12b-1 plan expenses).

The Retirement Plan Custodian Fees table below shows the amounts Saturna Trust Company was paid as the Funds’ retirement plan custodian for the three most recent fiscal years ended December 31.

Retirement Plan Custodial Fees[1]
2024
Amana Real Estate Securities Fund Investor Shares	$-
Amana Real Estate Securities Fund Institutional Shares	$-

[1]	There is no history for the Fund at this time.

Subsidiary Service Providers

The Subsidiary has entered into an agreement with the Trust’s service providers for the provision of administrative, accounting, transfer agency, and custody services. The Subsidiary will bear the expenses associated with these services, which are not expected to be material in relation to the value of the Participation Fund’s assets. It is also anticipated that the Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, it is expected that the Fund’s investment in the Subsidiary will not result in the Fund’s paying duplicative fees for similar services provided to the Fund and the Subsidiary.

Rule 12b-1 Plan

Effective July 19, 2013, the Trust entered into a distribution agreement with Saturna Brokerage Services, Inc. (the “distributor”), a broker-dealer registered under the Securities Exchange Act of 1934, pursuant to which the distributor acts as principal underwriter of Fund shares for sale to the public. Additionally, the Trust has adopted a Rule 12b-1 plan which provides for each Fund to reimburse the distributor monthly at a rate of up to 0.25% annually of that Fund’s average daily net assets applicable to Income Fund, Growth Fund, Developing World Fund, and Participation Fund Investor Shares to finance the distribution of those shares and to furnish services to owners of Investor Shares. The plan reimburses the distributor only for expenses incurred and does not compensate the distributor regardless of expenses. The Trust does not participate in any joint distribution activities with another investment company.

The Trustees, in seeking shareowner approval for the distribution plan, expected that it would help the adviser and distributor have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to regular Trustee approval, a portion of Trust assets to make payments to the distributor or third parties for marketing, distribution, and other services. They expected that to the extent the adviser and distributor have greater flexibility and resources under the plan, additional sales of Income Fund, Growth Fund, Developing World Fund, and Participation Fund Investor Shares may result, and that this has the potential to benefit the Funds by reducing the possibility that a Fund would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. There can be no assurance that these events will occur.

The 12b-1 Fees table below shows the amounts Saturna Brokerage Services was paid as the Funds’ underwriter under the distribution plan for the three most recent fiscal years ended December 31.

Institutional Shares do not pay the 12b-1 fee.

12b-1 Fees[1]
2024
Amana Real Estate Securities Fund Investor Shares	n/a
Amana Real Estate Securities Fund Institutional Shares	$-

[1]	There is no history for the Fund at this time.

No Trustee who is not an interested person of the Trust has direct or indirect financial interest in the operation of the plan or related agreements. While Saturna Brokerage Services is paid fees under the plan, there is no benefit to Saturna Capital Corporation or its employees, including Mr. Kaiser, as the amounts spent by Saturna Capital Corporation (described below) substantially exceed the 12b-1 fees received.

Under the distribution plan, the distributor has entered into dealer selling agreements with a large number of brokerage firms. These selling agreements do not compensate dealers for actual sales (the Amana Funds pay no sales commissions), only for assets they hold and service for their customers.

During the fiscal year ended December 31, 2025, the Fund reimbursed the distributor the following amounts allocated to the following principal activities1:

Advertising:	$-
Printing and mailing of prospectuses to other than current shareowners:	$-
Compensation to underwriters:	$-
Compensation to broker-dealers:	$0

[1]	There is no history for the Fund at this time.

The adviser spent an additional $01 of its own resources to compensate broker-dealers. The adviser may pay such additional compensation, out of its own resources and not as an expense of the Funds, to brokers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by Income Fund, Growth Fund, Developing World Fund, and Participation Fund Investor Shares, these payments could be considered “revenue sharing.” In some cases, these payments may create an incentive for the intermediary or its employees to recommend or sell shares of the Funds to you. If you have purchased shares of a Fund through an intermediary, please contact your intermediary to learn more about any payments it receives from the adviser and/or its affiliates, as well as fees and/or commissions the intermediary charges. You should also consult disclosures made by your intermediary at the time of purchase. Any such payments will not change the net asset value or the price of a Fund’s shares.

[1]	The Fund commenced operations on [. ] [. ], 2024. This figure will be updated in future reports

Custodian

The Funds’ custodian is UMB Bank, NA, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64155.

The custodian holds all securities and cash, settles all Fund portfolio securities transactions, receives (on behalf of the Funds) the money from sale of Fund shares, and on order of the Funds, pays the authorized expenses of the Funds. When investors redeem Fund shares, the proceeds are paid to the shareowner from a Fund’s account at the custodian bank.

Independent Registered Public Accounting Firm

Tait, Weller and Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, is the independent registered public accounting firm for the Trust and the Funds. The accountants conduct an annual audit of the Funds as of December 31 each year. With pre-approval of the Trustees, they may provide related services such as preparing Fund tax returns.

Portfolio Managers

All Saturna Capital employees, including Monem A. Salam, Levi Stewart Zurbrugg, and other portfolio managers are paid an annual salary, as set by the board of Saturna Capital. The board also pays bonuses that are partly dependent on the profits of Saturna Capital and may also reflect the results of specific managed accounts or specific businesses of Saturna Capital. As owners of shares and/or stock options of Saturna Capital Corporation, Messrs Salam, and Stewart Zurbrugg may benefit from any increase in its value per share that might result from its operations or profits. They may also receive dividends on shares of Saturna Capital. All Saturna Capital employees are eligible for a retirement plan, health care and other benefits, and a stock option plan. Stock options are annually awarded on the basis of years of service, and not individual performance. Mutual fund portfolio managers are paid a monthly bonus (which may be shared with other employees) when a Fund achieves an overall rating of 4 or 5 stars from Morningstar. The bonus is 1% of the adviser’s net monthly fee (which is based on both assets and performance) for a 4-star rating and 2% of the monthly fee for a 5-star rating.

Saturna Capital’s portfolio managers may manage multiple accounts, including mutual funds and separate accounts for individuals, investment partnerships, pension funds, and charities. Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that account. The management of multiple accounts may give rise to potential conflicts of interest when the accounts have similar or different objectives, benchmarks, time horizons, and fees because the portfolio manager must allocate his time and investment ideas across multiple accounts. Consequently, a manager may purchase (or sell) a security for one account and not for another. The adviser has adopted policies designed to fairly allocate securities purchased or sold on an aggregated basis. Transactions executed for one account may adversely affect the value of securities held by other accounts. Securities selected for some accounts may outperform the securities selected for others. A portfolio manager’s compensation plan may give rise to potential conflicts of interest. To reduce this risk, a mutual fund portfolio manager’s account performance bonus depends upon the Fund’s overall Morningstar™ rating, which derives from investment results over the last three, five, and 10 years. A manager’s compensation tends to increase with assets under management, which in turn may increase the value of Saturna Capital Corporation.

Portfolio Managers (as of May 31, 2024)
Portfolio Manager:	Trust portfolios served as primary manager (assets):	Other investment company portfolios served as primary manager (assets):	Other pooled investment vehicles served as primary manager (assets):	Other accounts (assets):
Monem A. Salam	Amana Income Fund ( $1,858,513,701) Amana Developing Wold Fund ($125,834,661)	None	None	Sixty-two ($159,005,784 )
Levi Stewart Zurbrugg	None	Sextant Core Fund ($25,273,737)	None	Five ($6,820,901)

Portfolio Manager Fund Ownership (as of May 31, 2024)
Dollar range of equity securities in Amana Mutual Funds Trust owned beneficially by Portfolio Managers
Monem A. Salam	Amana Income Institutional Shares: $500,001-$1,000,000
Amana Growth Institutional Shares: $500,001-$1,000,000
Amana Developing World Institutional Shares: $100,001-$500,000
Amana Participation Fund Institutional Shares $10,001-$50,000
Levi Stewart Zurbrugg	Amana Income Institutional Shares: $10,001-$50,000
Amana Growth Investor Shares: $1-$10,000
Amana Growth Institutional Shares: $10,001-$50,000
Amana Developing World Institutional Shares: $10,001-$50,000

Amana’s net monthly advisory fee is solely dependent on Fund assets. The net monthly fee from the Sextant funds is 0.50% of average daily net assets.

Since all fund assets vary over time with performance and investors favor mutual funds with superior investment records, the portfolio manager’s bonus is a function of both performance and assets.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. To reduce this risk, a mutual fund portfolio manager’s account performance bonus depends upon the Fund’s overall Morningstar™ rating, which derives from investment results over the last three, five and ten years. A manager’s compensation tends to increase with assets under management, which in turn may increase the value of Saturna Capital Corporation.

Brokerage Allocation

The placing of purchase and sale orders as well as the negotiation of commissions is performed by the Adviser, subject to the general oversight of the Board of Trustees. Although it is permitted to do so, the Adviser does not allocate brokerage to any broker in return for research or services.

The primary consideration in effecting securities transactions for the Trust is to obtain the best price and execution which in the judgment of the Adviser is attainable at the time and which would bring the best net overall economic result to a Fund. Factors taken into account in the selection of brokers include the price of the security, commissions paid on the transaction, the efficiency and cooperation with which the transaction is effected, the expediency of making settlement, and the financial strength and stability of the broker. The Adviser may negotiate commissions at a rate in excess of the amount another broker would have charged if it determines in good faith that the overall net economic result is favorable to the Fund and is not required to execute trades in “over-the-counter”

securities with primary market-makers if similar terms are available elsewhere. The Adviser evaluates whether brokerage commissions are reasonable based upon available information about the general level of commissions paid by similar mutual funds for comparable services.

When consistent with best execution, brokerage may be directed to Saturna Brokerage Services, Inc., a wholly-owned subsidiary of the Adviser, which engages in a discount brokerage business. Saturna Brokerage Services currently executes portfolio transactions for the Trust for free (no commissions). Transactions effected through other brokers are subject to commissions payable to that broker.

The Commissions Paid To Saturna Brokerage Services table below contains the commissions each Fund paid Saturna Brokerage for each of the last three fiscal years.

The Commissions Paid To Other Broker-Dealers table below contains the commissions each Fund paid to unaffiliated broker-dealers for each of the last three fiscal years.

Commissions Paid To Saturna Brokerage Services[1]
	2024	% of 2024 aggregate brokerage commissions paid Saturna Brokerage	% of 2024 aggregate dollar amount of transactions involving the payment of commissions through Saturna Brokerage
Real Estate Securities Fund	$-	-%	-%

Commissions Paid To Other Broker-Dealers[1]
2024
Real Estate Securities Fund	$-

[1]	There is no operating history for the Fund at this time.

Capital Stock

The Amana Mutual Funds Trust is organized as a “series” investment company. Each Fund of the Trust is divided into classes, which are further divided into shares of beneficial interest. Those Funds and classes are named: Income Fund Investor, Income Fund Institutional, Growth Fund Investor, Growth Fund Institutional, Developing World Fund Investor, Developing World Fund Institutional, Participation Fund Investor, and Participation Fund Institutional. There are no restrictions on shareowners’ rights to freely retain or dispose of shares of any class. There are no material obligations or potential liabilities associated with owning a Fund’s shares except the investment risks described in the Funds’ prospectus and summary prospectuses, and in this statement of additional information in the section Fund Descriptions, Investments, and Risks on page 2. The shareowners of each separate Fund may look only to that Fund for dividends, income, capital gains or losses, redemption, liquidation, or termination. Each class of shares of a Fund will have (i) exclusive voting rights on any matter submitted to shareowners that relates solely to its arrangement and (ii) separate voting rights on any matter submitted to shareowners in which the interests of one class differ from the interest of any other class (however, the Participation Fund may impose a redemption fee). The voting rights of each class of shares can only be modified by a majority vote of that class. Shareowners may elect to convert eligible Investor Shares into corresponding Institutional Shares of the same series, provided that following the conversion the investor meets applicable eligibility requirements for the Institutional Shares. Any such conversion will occur at the next available respective net asset values of the share classes. There are no sinking fund provisions. The creditors and shareowners of each class of shares are limited to the assets of that class of shares for recovery of charges, expenses, and liabilities.

Purchase, Redemption, and Pricing of Shares

See Purchase and Sale of Fund Shares in each Fund’s Summary Prospectus and Fund Share Pricing in the Trust’s Prospectus for an explanation about the ways to purchase or redeem shares. Both purchases and redemptions are made at net asset value per share.

The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Fund Share Pricing” in the prospectus. If payment is made in securities, a shareowner or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds would do so when the Manager or the Fund Trustees determine that it is in the best interests of a Fund’s shareowners as a whole.

It is important to note that there are differences between the two share classes. Investor Shares are subject to an annual distribution fee to compensate financial intermediaries for providing investors with ongoing account services. Institutional Shares are not subject to an annual distribution fee and, consequently, holders of Institutional Shares may not receive the same types or levels of services from financial intermediaries. In choosing between Investor Shares versus Institutional Shares, investors should weigh the benefits of the services to be provided by financial intermediaries against the annual distribution fee imposed upon some shares.

Offering Price

The Fund computes its price per share of each share class on each business day by dividing the value of all securities and other assets, less liabilities, attributable to each share class, by the number of shares outstanding of that class. The daily price is determined for each class of each Fund as of the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) on each day the Exchange is open for trading. The Exchange is generally closed on New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving, and Christmas. See the balance sheet in the Annual Report or Semi-Annual Report for a specimen sheet showing how the Funds calculate net asset value, which is the price used for both purchase and redemption of shares.

Pricing of Foreign Equity Securities

Foreign securities traded outside the US are valued on the basis of their most recent closing market prices at 4 p.m. Eastern time.

Foreign markets may close before the time at which the Fund’s prices are determined. Because of this, events occurring after the close of a foreign market and before the determination of the Funds’ net asset values may have a material effect on the Funds’ foreign security prices. To account for this, the Fund may use independent pricing services for valuation of securities.

In developing valuations for foreign securities, the independent pricing services review a variety of factors, including developments in foreign markets, the performance of US securities markets, and the performance of instruments trading in US markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

The Fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices and other factors they believe are relevant for such testing. Other mutual funds may adjust the prices of their securities by different amounts.

Intermediary Processing

Investors should be aware that intermediaries might have policies different from the Fund’s policies regarding trading and redemptions, and these may be in addition to or in place of the Fund’s policies. For more information about these restrictions and policies, please contact your broker, retirement plan administrator, or other intermediary.

Abandoned Property

It is the responsibility of the investor to ensure that Saturna Capital Corporation maintains a correct address for the investor’s account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned. If Saturna Capital Corporation is unable to locate the investor, then it will determine whether the investor’s account has been legally abandoned. Saturna Capital Corporation is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Taxation of the Trust

The Fund intends to qualify as a regulated investment company for US federal income tax purposes. In order to so qualify, a Fund must satisfy certain requirements with respect to the types of income that it earns each year (the “Income Requirement”) and satisfy other requirements with respect to diversifying its investment holdings, measured at the end of each quarter of its taxable year (the “Diversification Requirement”).

The Fund intends to distribute to shareowners substantially all of its net investment income and net realized capital gains, if any, and to comply, as each has since inception, with the provisions of the Internal Revenue Code applicable to regulated investment companies (Subchapter M), which relieve mutual funds of federal income tax on the amounts so distributed.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareowners and (b) the shareowners would treat all those distributions, including distributions of net capital gain, as dividends to the extent of that Fund’s earnings and profits, taxable as ordinary income (except that, for individual shareowners, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gains – a maximum rate of 20%) and eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for regulated investment company treatment.

The Trust’s custodian may use foreign sub-custodians to hold securities of the Fund outside the US, which can subject the Fund to foreign withholding or other taxes. Working with its custodian, the Fund can normally reclaim such foreign taxes.

The Fund commenced operations on [.] [.], 2024. Distributable earnings on a tax basis will be reported in the Fund’s future reports.

The Fund’s transfer agent must withhold and remit to the US Treasury 24% of dividends, capital gains distributions, and redemption proceeds (regardless of the extent to which gains or losses may be realized) otherwise payable to any individual or certain other non-corporate shareowner who fails to properly furnish the transfer agent with a correct Social Security or other taxpayer identification number. Withholding at that rate also is required from a Fund’s dividends and capital gains distributions otherwise payable to such a shareowner who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareowner’s federal income tax liability or refunded.

If the IRS determines that a Fund should be fined or penalized for inaccurate, missing, or otherwise inadequate reporting of a Tax Identification Number, the amount of the IRS fee or penalty will be directly assessed to the shareowner account involved.

Dividends the Fund pays to a foreign shareowner, other than (1) dividends paid to a foreign shareowner whose ownership of shares is effectively connected with a US trade or business the shareowner carries on and (2) capital gains distributions paid to a non-resident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “interest-related dividends” and “short-term capital gain dividends,” if properly designated by a Fund, will be exempt from that tax.

Investment in the Subsidiary

The Fund will invest up to 25% of its total assets (by value) in the Subsidiary which is expected to provide the Fund with exposure to Islamic income producing investments within the limitations of the Income Requirement and the Diversification Requirement. The Subsidiary will be classified as a corporation for federal tax purposes and, as a foreign corporation, generally will not be subject to federal income taxation unless it is engaged in a US trade or business. A foreign corporation that is not a dealer in stocks, securities, or commodities may engage in the following activities without being deemed to be so engaged: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading in commodities that are “of a kind customarily dealt in on an organized commodity exchange . . . if the transaction is of a kind customarily consummated at such place” for its own account. It is expected that the Subsidiary will conduct its securities trading activities to comply with the foregoing.

In general, a foreign corporation that does not conduct a US trade or business is nonetheless subject to federal income tax at a flat rate of 30% (or lower treaty rate) on the gross amount of certain US-source income, including dividends and certain interest income, which is not effectively connected with a US trade or business. There is no tax treaty in force between the United States and the Cayman Islands that would reduce the 30% rate. The 30% tax does not apply to US-source capital gains (whether long-term or short-term), interest paid to a foreign corporation on its deposits with US banks, or “portfolio interest” (which includes interest, including OID, on certain obligations in registered form and, under certain circumstances, interest on bearer obligations).

The Subsidiary will be a “controlled foreign corporation” (“CFC”) if, on any day of its taxable year, more than 50% of the voting power or value of its stock is directly, indirectly, or constructively owned by “United States shareholders.” A United States shareholder is defined as a “United States person” (as defined in Internal Revenue Code section 957(c)) who directly, indirectly, or constructively owns 10% or more of the total combined voting power or 10% or more of the total value of all classes of a foreign corporation’s voting stock. Because the Fund is a United States shareholder of the Subsidiary – it is a United States person that owns and will continue to own at least 10% of the voting power or 10% or more of the total value of the Subsidiary’s stock – that owns all of the Subsidiary’s stock, the Subsidiary thus is a CFC. As a United States shareholder, the Fund annually is required to include in its gross income all of the Subsidiary’s “subpart F income” – which includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net payments received with respect to equity swaps and similar derivatives, and net gains from transactions (including futures and forwards) in commodities and is expected to constitute all of the Subsidiary’s income – regardless of whether the Subsidiary distributes that income to the Fund. The Fund’s recognition of the Subsidiary’s subpart F income increases its tax basis in its stock in the Subsidiary. Distributions by the Subsidiary to the Fund, if any, will be tax-free, to the extent of its previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in the Subsidiary’s stock. Subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

Underwriters

Effective July 19, 2013, the Trust entered into a distribution agreement with Saturna Brokerage Services, Inc. (the “distributor”), a broker-dealer registered under the Securities Exchange Act of 1934, pursuant to which distributor acts as principal underwriter of the Funds’ shares for sale to the public. The distributor is a member of the the Financial Industry Regulatory Authority and a wholly-owned subsidiary of Saturna Capital Corporation. All employees of the distributor are also employees of the adviser. Additionally, the Trust has adopted a Rule 12b-1 Plan, under which the distributor is reimbursed by the Trust on a monthly basis at a rate of up to 0.25% annually of the Funds’ average daily net assets applicable to Investor Shares to finance the distribution of the Fund’s Investor Shares and to furnish services to owners of Investor Shares. See Rule 12b-1 Plan on page 15 for more information.

In accordance with its contract with the Trust, the distributor devotes appropriate efforts to effect the sales of shares of each of the Funds, but is not obligated to sell any certain number of shares. The offering of shares is continuous.

Financial Statements

No financial statements or an independent registered public accounting firm’s report are included in this Statement of Additional Information as the Amana Real Estate Securities Fund has not yet commenced operations. The Fund will provide the Annual Report for future periods without charge upon written request or request by telephone. The Annual Report will also available on the Fund’s website at www.amanafunds.com.

PART C

OTHER INFORMATION

Exhibits

Exhibits included with this filing:

Items marked with an asterisk (*) are incorporated by reference to exhibits previously filed with the Registration Statement for Amana Mutual Funds Trust and amendments thereto.

(a)	Articles of Incorporation.

*(1) Trust Instrument for Amana Mutual Funds Trust filed as Exhibit EX-99.a to Post-Effective Amendment No. 33 on March 29, 2013.

*(2) Amendment to the Trust Instrument for Amana Mutual Funds Trust filed as Exhibit EX-99.a to Post-Effective Amendment No. 43 on July 14, 2015.

(3) Amendment to the Trust Instrument for Amana Mutual Funds Trust filed as Exhibit EX-99.a

(b)*	Bylaws.

(1)  Bylaws of Amana Mutual Funds Trust filed as Exhibit EX-99.b to Post-Effective Amendment No. 33 on March 29, 2013.

(c) *	Instruments Defining Rights of Security Holders. Included in (a) and (b).

(d)	Investment Advisory Contracts.

*(1) Agreement for Investment Advisory and Administrative Services for the Income, Growth, Developing World, and Participation Funds of the Amana Mutual Funds Trust, effective September 24, 2018, filed as Exhibit EX-99.d-1 to Post Effective Amendment No. 53 on September 27, 2019.

*(2) Investment Advisory and Administrative Services Fee Schedule for the Income, Growth, Developing World, and Participation Funds of the Amana Mutual Funds Trust, effective June 1, 2019, filed as Exhibit EX-99.d-2 to Post Effective Amendment No. 53 on September 27, 2019.

(1)  Form of Agreement for Investment Advisory and Administrative Services for the Real Estate Securities Fund of Amana Mutual Funds Trust, filed as Exhibit EX-99.d.

(e)*	Underwriting Contracts.

(1)  Distribution Agreement between Amana Mutual Funds Trust and Saturna Capital Corporation dated July 19, 2013, filed as Exhibit EX-99.e to Post-Effective Amendment No. 36 on July 19, 2013.

(f)*	Bonus or Profit Sharing Contracts. Not applicable.

(g)*	Custodian Agreements.

(1)  Custodian Agreement between Amana Mutual Funds Trust and the UMB Bank, N.A., effective November 9, 2018, filed as Exhibit EX-99.g to Post Effective Amendment No. 53 on September 27, 2019.

(h)*	Other Material Contracts.

(1)  Agreement for Transfer Agent for the Amana Mutual Funds Trust between the Trust and Saturna Capital Corporation dated July 19, 2013, filed as Exhibit EX-99.h to Post-Effective Amendment No. 36 on July 19, 2013.

(2)  Agreement for a liquidity program for the Amana Mutual Funds Trust between the Trust and ReFlow Fund, LLC dated September 27, 2019 and filed as Exhibit EX-99.h to Post Effective Amendment No. 53 on September 27, 2019.

(i)	Legal opinions.

Not applicable

(j)	Other opinions.

Not applicable

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements.

(1)

*(1) Form of Subscription Agreement and Investment Letter. Incorporated by Reference, filed as Exhibit 13-1 to Post-Effective Amendment No. 10 to Registration Statement on Form N-1A filed December 3, 1993.

*(2) Form of Subscription Agreement between Amana Mutual Funds Trust on behalf of its Developing World Fund and Saturna Capital Corporation dated July 2, 2009, filed as Exhibit EX-99.l to Post- Effective Amendment No. 26 on July 10, 2009.

*(3) Form of Restricted Share Purchase Agreement between Amana Mutual Funds Trust on behalf of its Participation Fund and Saturna Capital Corporation filed as Exhibit EX-99.l to Post-Effective Amendment No. 43 on July 14, 2015.

(4) Form of Restricted Share Purchase Agreement between Amana Mutual Funds Trust on behalf of its Real Estate Securities Fund and Saturna Capital Corporation filed as Exhibit EX-99.l

(m)*	Rule 12b-1 Plan.

(1)  Distribution Plan of Amana Mutual Funds Trust pursuant to Rule 12b-1 (effective July 19, 2013), filed as Exhibit EX-99.m to Post-Effective Amendment No. 36 on July 19, 2013.

(2)  Amendment to the Distribution Plan of Amana Mutual Funds Trust Rule 12b-1 Plan pursuant to Rule 12b-1, filed as Exhibit EX-99.n to Post-Effective Amendment No. 44 on September 25, 2015.

(n)*	Rule 18f-3 Plan.

(1)  Amana Mutual Funds Rule 18f-3 Plan pursuant to Rule 18f-3, filed as Exhibit EX-99.n to Post-Effective Amendment No. 39 on September 25, 2013.

(2)  Amana Mutual Funds Rule 18f-3 Plan pursuant to Rule 18f-3, filed as Exhibit EX-99.n to Post-Effective Amendment No. 44 on September 25, 2015.

(o)	Reserved.

(p)	Code of Ethics.

(1)  Code of Ethics dated December 14, 2023, filed as Exhibit EX-99.p.

(q)	Power of Attorney.

(2) Power of Attorney dated June 13, 2022, filed as Exhibit EX-99.a.

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are now embedded within the inline XBRL document.

101.SCH XBRL Taxonomy Extension Schema Document.

101.LAB XBRL Taxonomy Extension Labels Linkbase Document.

101.PRE XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF XBRL Taxonomy Extension Definition Linkbase Document.

101.CAL XBRL Taxonomy Extension Calculation Linkbase Document.

Persons Controlled by or Under Common Control with Registrant

No person or persons are directly or indirectly controlled by or under common control with the Registrant.

Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. LIMITATION OF LIABILITY. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series may contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 2. INDEMNIFICATION.

(a)	Subject to the exceptions and limitations contained in subsection (b) below:

(i)  every person who is, or has been, a Trustee or an officer or employee of the Trust ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii)  as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Covered Person:

(i)  who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)  in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)  To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

(e)  Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3. INDEMNIFICATION OF SHAREHOLDERS

If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.

Business and Other Connections of Investment Advisor

The answer to this item is fully disclosed in Part A and Part B of the Form N-1A. Please see: "Investment Adviser" on page 16 of Part A; “Management of the Trust” on pages 35 through 39 of Part B; “Investment Advisory and Other Services” on pages 39 through 45 of Part B; and, “Portfolio Managers” on pages 16 through 17 of Part B.

Principal Underwriters

Effective September 25, 2018, the Trust entered into a distribution agreement with Saturna Brokerage Services, Inc. (the "distributor"), a broker-dealer registered under the Securities Exchange Act of 1934, pursuant to which distributor acts as principal underwriter of shares of the funds of the Trust for sale to the public. The distributor is a member of the Financial Industry Regulatory Authority and a wholly-owned subsidiary of Saturna Capital Corporation. All employees of the distributor are also employees of the adviser. The distribution plan provides that the distributor is reimbursed by the Trust on a monthly basis at a rate of up to 0.25% annually of the Fund’s average daily net assets applicable to Investor shares to finance the distribution of the Fund’s Investor shares and to furnish services to owners of Investor shares.

Saturna Brokerage Services, Inc. also acts as underwriter for the nine portfolios of the Saturna Investment Trust.

Officers of Saturna Brokerage Services
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
Jane K. Carten 1300 N. State Street, Bellingham, WA 98225	Director, President, Chair	Vice President
Matthew J. Ward 1300 N. State Street, Bellingham, WA 98225	Vice President	n/a
Rochelle L. Wolber 1300 N. State Street, Bellingham, WA 98225	Vice President	n/a
Kalen M. Hanna 1300 N. State Street, Bellingham, WA 98225	Chief Financial Officer, Treasurer	n/a
Christopher R. Fankhauser 1300 N. State Street, Bellingham, WA 98225	Director, Vice President, Chief Operations Officer	Treasurer
Jacob A. Stewart 1300 N. State Street, Bellingham, WA 98225	Chief Compliance Officer, AML Officer	AML Officer
Elliot S. Cohen 1300 N. State Street, Bellingham, WA 98225	Chief Legal Officer	Secretary

Location of Accounts and Records

With the exception of those records maintained by the Custodian (UMB Bank, N.A., 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64155), all records of the Trust are physically in the possession of the Trust and maintained at the offices of Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225.

Management Services

There are no management-related contracts in which service is provided to the Trust other than those discussed in Parts A and B of this Form N-1A.

Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust certifies that it meets all the requirements under Rule 485(b) under the Securities Act and has duly caused this amendment to registration statement to be duly signed on its behalf by the undersigned, duly authorized, in the City of Bellingham, State of Washington, on the 8th day of October, 2024.

AMANA MUTUAL FUNDS TRUST

By

/s/ Jane K. Carten

Jane K. Carten, Vice President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
**Nicholas F. Kaiser **By /s/ Jane K. Carten Jane K. Carten, Attorney-In-Fact	President; Trustee (Principal Executive Officer)	October 8, 2024

/s/ Christopher R. Fankhauser Christopher R. Fankhauser	Treasurer (Principal Financial Officer)	October 8, 2024

** Ronald H. Fielding ** M. Yaqub Mirza ** Miles K. Davis ** Firas J. Al-Barzinji ** By /s/ Jane K. Carten Jane K. Carten, Attorney-In-Fact	Other Trustees	October 8, 2024